united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22655

Northern Lights Fund Trust III

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

Eric Kane

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 9/30

Date of reporting period: 9/30/18

Item 1. Reports to Stockholders.

Leland Currency Strategy Fund

Class A Shares: GHCAX	Class C Shares: GHCCX	Class I Shares: GHCIX

Leland Real Asset Opportunities Fund

Class A Shares: GHTAX	Class C Shares: GHTCX	Class I Shares: GHTIX

Leland Thomson Reuters Private Equity Index Fund

Class A Shares: LDPAX	Class C Shares: LDPCX	Class I Shares: LDPIX

Leland Thomson Reuters Venture Capital Index Fund

Class A Shares: LDVAX	Class C Shares: LDVCX	Class I Shares: LDVIX

Annual Report

September 30, 2018

Advised by:

www.ghf-funds.com
1-877-270-2848

Distributed by Northern Lights Distributors, LLC

Member FINRA

Letter to Shareholders

October 15, 2018

Dear Shareholders,

We are pleased to provide our Annual Letter to Shareholders of the Leland Funds®, including the Leland® Currency Strategy Fund, the Leland® Real Asset Opportunities Fund, the Leland® Thomson Reuters Venture Capital Index Fund, and the Leland® Thomson Reuters Private Equity Index Fund.

Alternative investments have been a topic of interest among many investors throughout the recent market environment. Indeed our research suggests that the Leland Funds might best be allocated within an alternatives investment sleeve of an overall portfolio, and that investors are using them in combination with one another to affect both risk and return.

Performance Review

Equities have performed well over the past year. However, markets have begun to shift to a higher volatility environment as investor confidence and appetite for risk assets wanes, despite a relatively strong economic back drop. Alternatives have also performed strongly, in some cases outperforming traditional equity. Private Equity markets have certainly benefitted from this recent environment as indicated by the Thomson Reuters Venture Capital Index (“TRVCI”) which rose 56.68% over the 12 months ended September 30, 2018. The Thomson Reuters Private Equity Buyout Index (“TRPEI”) rose 25.43%. Coming off a relatively weak 2017, real assets posted positive returns as evidenced by the Dow Jones REIT Index (+4.54%) and the S&P Natural Resources Index (+9.25%). The HFRX Global Hedge Fund Index, however, posted only a modest return of 0.25%.

In traditional equities, the S&P 500 Total Return Index (“S&P 500 TR”) rose 17.91% over the last year, as the US equity market finds itself in the ninth year of a bull market environment. The MSCI Emerging Markets Index fell -0.81%. The MSCI Developed Markets Index rose 2.74% over the same period.

Leland® Currency Strategy Fund (GHCAX, GHCCX, GHCIX)

Our Currency Strategy Fund fell -16.28% (I share) over the past twelve months. Over the same time period the benchmark Libor 3 Month Index rose 1.79% while the S&P 500 TR Index rose 17.91%. The MSCI EAFE Currency Index declined -2.47%. The fund posted a negative return in Q4 2017, followed by a positive quarterly return in Q1 of this year and negative returns in Q2 and Q3.

The strategy has been challenged by increased currency volatility that has been seen so far in 2018. Several currencies are exhibiting year-to-date volatility that is as much as 20%-50% higher than the volatility demonstrated by those same currencies over the same time period last year. The biggest increases in volatility have been seen in the Swedish Krone, Norwegian Krona, Euro, British Pound, and Singapore Dollar. In contrast to that, reduced volatility was seen only

Letter to Shareholders

in the Japanese Yen and Canadian Dollar. Periods of heightened volatility can pose challenges to actively managed strategies since they can be caught on the wrong side of the trade. While the overall performance over the twelve months ended September 30, 2018 was negative, we note that the strategy experienced positive returns in Q1 (with a very strong January) before being impacted by increased currency volatility.

Performance for Q3 2018 was negative (-5.39%), adding to a loss in Q2 of -9.66%. These two negative quarters followed a positive first quarter return of 1.79%. For the third quarter of 2018, positive contributions resulted from holdings in the British Pound, Australian Dollar, New Zealand Dollar, and Singapore Dollar. Negative contributions resulted from holdings in the Euro, Japanese Yen, Canadian Dollar, Swiss Franc, Swedish Krone, and Norwegian Krona. The Fund’s use of leverage through its investments in the aforementioned foreign currency forward contracts had a negative impact on the performance of the Fund for the fiscal year.

Leland®Real Asset Opportunities Fund (GHTAX, GHTCX, GHTIX)

The Fund declined -1.19% (I share) in the fiscal year ended September 30, 2018. The benchmark S&P 500 TR rose 17.91% over the same period. Real assets have struggled, continuing their sluggish performance from the previous fiscal year. With the exception of the oil and gas producer sector (which increased +28.23% per the S&P Oil and Gas Exploration and Production Index), all other sectors in which our fund can invest underperformed the general equity markets. This can be seen through indices that reflect the various sectors in which the strategy can invest, including REITS, basic materials, MLPs, and energy services. The Dow Jones REIT Index rose +4.54%, while the Dow Jones US Basic Materials Index TR rose +4.58% with considerable volatility, and the Alerian MLP Total Return Index rose +4.89%.

Despite the Federal Reserve’s recent verbal indications that interest rate increases will most likely continue over the next four quarters, our conviction regarding the Fund’s REIT sector holdings remains strong for several reasons. First, the prices of our holdings in this sector fully reflect these increased rate expectations already. Also, of the Fund’s current REIT exposure, roughly 40% is in positions that we believe have the potential to benefit directly from moderately rising rates.

Finally, fundamentals of the underlying property sectors indicate modest-to-moderate et operating income (“NOI”) growth, offset by modestly rising capitalization rates. This demonstrates that there is a meaningful counterweight to rising rates—namely, growth in rents driven by a steadily growing economy. Thus, rising rents are not the death knell for real estate and REITs, as is sometimes implied in the mainstream financial media. While these offsetting factors are not of themselves a highly bullish signal, when combined with the meaningful discount to underlying property values, and the increased cash flows expected from rising rates in 40% of our positions, we believe our REIT portfolio is likely to generate attractive risk-adjusted returns going forward.

Letter to Shareholders

In addition to REITs, for more than a year, we have seen opportunities in the energy infrastructure space—particularly energy shipping. The Fund’s holdings’ strong balance sheets, cash flow protection from multi-year contracts, and relative youth of their fleets were not being recognized by the market. In hindsight our move into this sector was early, with the entire sector experiencing further drawdowns in the last fiscal year.

However, since our rotation into this sector, fundamentals have continued to strengthen in conjunction with improving industry conditions. Our portfolio companies have used the additional cash flow to pay down debt, and dividend coverage is very high by historical standards. Thus, we remain invested in this sector (with some rebalancing as names move relative to each other), and expect capital appreciation driven by dividend increases over the coming year.

Leland® Thomson Reuters Venture Capital Index Fund (LDVAX, LDVCX, LDVIX)

Investors in the Leland® Thomson Reuters Venture Capital Index Fund experienced performance in line with the benchmark index which is what we would anticipate from the Fund. The Fund (I share) rose 49.75% for the fiscal year ended September 30, 2018. The benchmark TRVCI rose 56.68% over the same period while the NASDAQ Composite Index rose 23.87%.

The strategy generated strong returns in all four quarters of the fiscal year (Q4 2017: 9.19%, Q1: 11.20%, Q2: 12.04% and Q3: 10.14%). TRVCI reflects the large concentration of current investments in the technology sector by venture capital firms and has been the strongest performing sector this year. Indeed, technology currently represents approximately 75% of the index. Of course, steadily rising markets have provided favorable conditions for investors.

The largest sector allocation remains software technology, reflecting the investment focus of the venture capital industry. This was followed by healthcare and smaller allocations to industrials, consumer goods and services, utilities & energy, and telecommunications.

During its fiscal year, the Fund utilized swap agreements to create economic leverage in the portfolio. Given the strong performance of the markets, in general, and the technology sector, in particular, this additional exposure to the characteristics of venture capital-backed companies had a positive impact on Fund performance for the fiscal year.

Leland® Thomson Reuters Private Equity Index Fund (LDPAX, LDPCX, LDPIX)

Investors in the Leland® Thomson Reuters Private Equity Index Fund also experienced performance in line with the benchmark index, which is what we would anticipate from this Fund as well. The Fund (I share) rose 11.86% in the third quarter of 2018, mirroring the benchmark TRPEI, which rose 12.27% over the same period. For the fiscal year ended September 30, 2018, the Fund appreciated by 23.71%, generally in line with TRPEI which rose 25.43%. The benchmark S&P 500 TR rose 17.91% over the same period.

Letter to Shareholders

At the beginning of the Fund’s fiscal year, the largest sector allocations were to Technology and Energy / Industrials / Materials. TRPEI reflects the concentration of current investments in the Technology sector by buyout firms and has been the strongest performing sector this year. Over the course of the year, relative investment exposure in Technology, Energy / Industrials / Materials and Consumer Cyclicals have remained steady as relative exposure to Financials, Consumer non-Cyclicals, and Healthcare declined modestly, reflecting the current investment focus of the private equity buyout industry.

During its fiscal year, the Fund utilized swap agreements to create economic leverage in the portfolio. Given the strong performance of the markets, in general, and the technology sector, in particular, this additional exposure to the characteristics of private equity-backed companies had a positive impact on Fund performance for the fiscal year.

Investment outlook

Based upon current conditions the near term outlook for risk assets is one of increasing caution given the shift to a higher volatility environment. After spending most of 2017 at levels in the low teens, the CBOE SPX Volatility Index (“VIX”) spiked to over 35 in February 2018. Elevated VIX levels are often interpreted as an increase in risk aversion which can put negative pressure on the equity markets. So while the previous twelve months ended September 30, 2018 have delivered solid returns from the equity markets, continued increases in volatility will certainly dampen the near term outlook. Often times, short-term market disruptions are driven more by weakening investor sentiment than actual economic headwinds. The expanding list of global concerns and the length of the current equity bull market run risk lowering investor confidence, resulting in negative pressure on stocks.

Regardless, it is our belief that one of the best strategies to navigate any market environment is to hold a well-diversified exposure to a variety of asset classes. And many of the funds that we have discussed here are being utilized to meet those objectives.

We thank you for your continued support and confidence in our management.

Sincerely,

Neil R. Peplinski, Chairman & Chief Investment Officer

Letter to Shareholders

Portfolio Investment Team

Neil R. Peplinski, CFA founded Good Harbor in 2003 and serves as a Managing Partner and Chief Investment Officer. Mr. Peplinski previously worked as a portfolio manager for Allstate Investments, overseeing a portfolio of collateralized debt obligations. Mr. Peplinski earned his MBA with High Honors from the University of Chicago Booth School of Business. He also holds a MSEE in Electromagnetics from the University of Michigan, and a BSEE in Electromagnetics from Michigan Technological University where he graduated summa cum laude.

David C. Armstrong serves as a Portfolio Manager. Mr. Armstrong joined Good Harbor in 2010 and became a member of the Investment Team in 2013. He previously worked as a Director of Research conducting analysis on the nature and structure of competition in the credit card market for financial services firms. Mr. Armstrong earned an MBA from the University of Chicago Booth School of Business, and a Bachelor of Arts from Knox College.

Yash Patel, CFA has served as Chief Operating Officer of Good Harbor since March 2010. Mr. Patel brings 15 years of professional experience to the firm. His responsibilities include the management and leadership of operations, technology, trading, and portfolio management. Prior to joining Good Harbor Financial, Mr. Patel was a quantitative equity analyst for Allstate Investments, developing and implementing model-driven trading strategies. Previous to that, he worked and consulted for hedge funds including Bridgewater Associates and Citadel Investment Group. Mr. Patel earned a MBA with Honors from the University of Chicago Booth School of Business and a BS CSE from the Ohio State University.

Jeffrey H. Kim serves as the lead Portfolio Manager of the Leland Real Asset Opportunities Fund and is the architect of the strategy. Prior, he was a Portfolio Manager at Chicago Capital Partners. Mr. Kim earned his MBA from the University of Chicago Booth School of Business. He also received a SM (MS) from the Massachusetts Institute of Technology and a BS from Northwestern University.

The S&P 500 Total Return Index is the total return version of the S&P 500 Index which includes the effects of reinvested dividends. The S&P 500 Index is a capitalization-weighted index of 500 stocks designed to

Letter to Shareholders

measure the performance of the broad economy through changes in the aggregate market value representing all major industries.

The Dow Jones Equity All REIT Index represents all publicly traded real estate investment trusts in the Dow Jones U.S. stock universe classified as Equity REITs according to the S&P Dow Jones Indices REIT Industry Classification Hierarchy.

The S&P North American Natural Resources Index provides investors with a benchmark that represents U.S. traded securities that are classified under the GICS® energy and materials sector excluding the chemicals industry; and steel sub-industry.

The S&P Oil & Gas Exploration & Production Select Industry Index represents the oil and gas exploration and production sub-industry portion of the S&P Total Markets Index.

The Dow Jones US Basic Materials Total Return Index represents the Basic Materials Industry as defined by the Dow Jones proprietary classification system. The index is one of ten indices that together make up the Dow Jones U.S. Index, which represents approximately 95% of U.S. market capitalization.

The Alerian MLP Index is the leading gauge of energy Master Limited Partnerships (MLPs). The index is a float-adjusted, capitalization-weighted index, whose constituents represent approximately 85% of total float-adjusted market capitalization.

The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage and relative value arbitrage.

The Libor USD 3 Month Index is a representation of the average rate at which leading banks borrow funds from other banks in the London market in U.S. dollars at a maturity of 3 months, and is representative of short-term interest rates.

The MSCI EAFE Currency Index is an index designed to measure the total return of currencies of the MSCI EAFE Index constituents, weighted by their country weights.

The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

The MSCI Emerging Markets Total Return Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

The NASDAQ Composite Index is a market-capitalization weighted index of more than 3,000 common equities listed on the NASDAQ stock exchange. The composition of the NASDAQ Composite is heavily weighted towards information technology companies.

The Thomson Reuters Venture Capital Index seeks to replicate the performance of the Thomson Reuters Venture Capital Research Index using liquid public securities across the sectors in which U.S. venture capital invests.

The Thomson Reuters Private Equity Buyout Index seeks to replicate the performance of the Thomson Reuters Private Equity Buyout Research Index using liquid public securities across the sectors in which U.S. private equity invests.

The CBOE SPX Volatility Index reflects a market estimate of future volatility, based on the weighted average of the implied volatilities for a wide range of S&P 500 index options.

Investments cannot be made directly in an index. Unmanaged index returns assume the reinvestment of any distributions and do not reflect fees, expenses, or sales charges. Index performance is not indicative of the performance of any investment.

Letter to Shareholders

This information is being provided for informational purposes only, is subject to change. The opinions expressed in this article represent the current, good-faith views of the author at the time of publication. The information contained herein is based on internal research derived from various sources and does not purport to be statements of all material facts relating to the securities mentioned. The information contained herein, while not guaranteed as to accuracy or completeness, has been obtained from sources we believe to be reliable. Fund holdings are subject to change without notice. Investments in alternative strategies may not be suitable for all investors.

5260-NLD-10/26/2018

LELAND CURRENCY STRATEGY FUND
PORTFOLIO REVIEW (Unaudited)
September 30, 2018

The Fund’s performance figures* for the periods ended September 30, 2018, as compared to its benchmark:

			Inception** -
	One Year	Three Year	September 30, 2018
Leland Currency Strategy Fund - Class A	(16.52)%	(5.63)%	0.33%
Leland Currency Strategy Fund - Class A with load	(21.32)%	(7.47)%	(1.03)%
Leland Currency Strategy Fund - Class C	(17.12)%	(6.33)%	(0.32)%
Leland Currency Strategy Fund - Class I	(16.28)%	(5.39)%	0.49%
BofAML US Dollar LIBOR 3 Month Constant Maturity ***	1.79%	1.10%	0.84%
S&P 500 Total Return Index ****	17.91%	17.31%	12.33%
MSCI EAFE Currency Index *****	(2.47)%	(0.35)%	(3.78)%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods less than 1 year are not annualized. The Fund’s adviser has contractually agreed to waive its fees and reimburse expenses of the Fund, at least until January 31, 2019, to ensure that Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions; acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigations expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers other than the adviser)) will not exceed 1.75%, 2.50%, and 1.50% of average daily net assets attributable to Class A, Class C, and Class I shares, respectively. The Fund’s total annual operating expenses before waivers are 2.08% for Class A shares, 2.83% for Class C shares and 1.83% for Class I shares per the February 1, 2018 Prospectus. Class A shares are subject to a maximum sales charge imposed on purchases of 5.75%. Redemptions of any class of shares made within 30 days of purchase may be assessed a redemption fee of 1.00%. For performance information current to the most recent month-end, please call toll-free 1-877-270-2848.

**	Inception date is May 30, 2014.

***	BofAML US Dollar LIBOR (London Interbank Offered Rate) 3 Month Constant Maturity is the interest rate offered by a specific group of London banks for the U.S. dollar deposits with a three-month maturity.

****	The S&P 500 Total Return Index is an unmanaged free-float capitalization-weighted index which measures the performance of 500 large-cap common stocks actively traded in the United States. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Fund’s returns, the Index does not reflect any fees or expenses.

*****	The MSCI EAFE Currency Index sets the weights of each currency equal to the relevant country weight in the MSCI EAFE Index.

Comparison of the Change in Value of a $250,000 Investment

Portfolio Composition as of September 30, 2018	% of Net Assets
Short-Term Investment	86.5%
Other Assets in Excess of Liabilities - Net *	13.5%
100.0%

*	Includes derivatives.

Please refer to the Portfolio of Investments in this shareholder report for a detailed listing of the Fund’s holdings.

LELAND REAL ASSET OPPORTUNITIES FUND
PORTFOLIO REVIEW (Unaudited)
September 30, 2018

The Fund’s performance figures* for the periods ended September 30, 2018, as compared to its benchmark:

			Inception**
	One Year	Three Year	September 30, 2018
Leland Real Asset Opportunities Fund - Class A	(1.41)%	8.50%	(0.40)%
Leland Real Asset Opportunities Fund - Class A with load	(6.95)%	6.40%	(1.58)%
Leland Real Asset Opportunities Fund - Class C	(2.18)%	7.64%	(1.15)%
Leland Real Asset Opportunities Fund - Class I	(1.19)%	8.77%	(0.14)%
S&P 500 Total Return Index ***	17.91%	17.31%	13.95%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods less than 1 year are not annualized. The Fund’s adviser has contractually agreed to waive its fees and reimburse expenses of the Fund, at least until January 31, 2019 to ensure that Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses; borrowing cost (such as interest and dividend expense on securities sold short); taxes; expenses incurred in connection with any merger or reorganization; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the adviser)) will not exceed 1.40%, 2.15% and 1.15% of average daily net assets attributable to Class A, Class C, and Class I shares, respectively. The Fund’s total annual operating expenses before waiver are 1.89% for Class A shares, 2.64% for Class C shares and 1.64% for Class I shares per the February 1, 2018 Prospectus. Class A shares are subject to a maximum sales charge imposed on purchases of 5.75%. Redemptions of any class of shares made within 30 days of purchase may be assessed a redemption fee of 1.00%. For performance information current to the most recent month-end, please call toll-free 1-877-270-2848.

**	Inception date is October 1, 2013.

***	The S&P 500 Total Return Index is an unmanaged free-float capitalization-weighted index which measures the performance of 500 large-cap common stocks actively traded in the United States. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Fund’s returns, the Index does not reflect any fees or expenses.

Comparison of the Change in Value of a $250,000 Investment

Portfolio Composition as of September 30, 2018	% of Net Assets
Exchange Traded Funds - Equity Fund	15.6%
Diversified REITs	14.4%
Regional Mall REITs	11.2%
Transportation	10.3%
Office Property REITs	7.2%
Mortgage REITs	6.6%
Health Care REITs	6.3%
Limited Partnership	5.6%
Oil & Gas	4.8%
Hotel & Resort REITs	4.4%
Other Assets in Excess of Liabilities - Net	13.6%
100.0%

Please refer to the Portfolio of Investments in this shareholder report for a detailed listing of the Fund’s holdings.

LELAND THOMSON REUTERS PRIVATE EQUITY INDEX FUND
PORTFOLIO REVIEW (Unaudited)
September 30, 2018

The Fund’s performance figures* for the periods ended September 30, 2018, as compared to its benchmark:

			Inception** -
	One Year	Three Year	September 30, 2018
Leland Thomson Reuters Private Equity Index Fund - Class A	23.41%	18.56%	15.47%
Leland Thomson Reuters Private Equity Index Fund - Class A with load	16.33%	16.23%	13.23%
Leland Thomson Reuters Private Equity Index Fund - Class C	22.42%	17.85%	14.78%
Leland Thomson Reuters Private Equity Index Fund - Class I	23.71%	18.83%	15.72%
S&P 500 Total Return Index ***	17.91%	17.31%	16.37%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods less than 1 year are not annualized. The Fund’s adviser has contractually agreed to waive its fees and reimburse expenses of the Fund, at least until January 31, 2019 to ensure that Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions; acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigations expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers other than the adviser)) will not exceed 1.75%, 2.50% and 1.50% of average daily net assets attributable to Class A, Class C, and Class I shares, respectively. The Fund’s total annual operating expenses before waivers are 2.07% for Class A shares, 2.82% for Class C shares and 1.82% for Class I shares per the February 1, 2018 Prospectus. Class A shares are subject to a maximum sales charge imposed on purchases of 5.75%. Redemptions of any class of shares made within 30 days of purchase may be assessed a redemption fee of 1.00%. For performance information current to the most recent month-end, please call toll-free 1-877-270-2848.

**	Inception date is September 18, 2015.

***	The S&P 500 Total Return Index is an unmanaged free-float capitalization-weighted index which measures the performance of 500 large-cap common stocks actively traded in the United States. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Fund’s returns, the Index does not reflect any fees or expenses.

Comparison of the Change in Value of a $250,000 Investment

Portfolio Composition as of September 30, 2018	% of Net Assets
Pharmaceuticals	6.9%
Oil & Gas	6.7%
Retail	6.0%
Banks	5.8%
Semiconductors	5.1%
Aerospace/Defense	5.1%
Internet	4.9%
Software	4.8%
Diversified Financial Services	4.0%
Transportation	3.8%
Other Assets in Excess of Liabilities - Net *	46.9%
100.0%

*	Includes derivatives.

Please refer to the Portfolio of Investments in this shareholder report for a detailed listing of the Fund’s holdings.

LELAND THOMSON REUTERS VENTURE CAPITAL INDEX FUND
PORTFOLIO REVIEW (Unaudited)
September 30, 2018

The Fund’s performance figures* for the periods ended September 30, 2018, as compared to its benchmark:

			Inception** -	Inception*** -
	One Year	Three Year	September 30, 2018	September 30, 2018
Leland Thomson Reuters Venture Capital Index Fund - Class A	49.63%	33.51%	26.46%	N/A
Leland Thomson Reuters Venture Capital Index Fund - Class A with load	40.94%	30.88%	24.78%	N/A
Leland Thomson Reuters Venture Capital Index Fund - Class C	48.59%	32.56%	N/A	30.73%
Leland Thomson Reuters Venture Capital Index Fund - Class I	49.75%	33.73%	26.68%	N/A
NASDAQ OTC Composite Index ****	23.87%	20.31%	16.15%	19.05%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods less than 1 year are not annualized. The Fund’s adviser has contractually agreed to waive its fees and reimburse expenses of the Fund, at least until January 31, 2019, to ensure that Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions; acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigations expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers other than the adviser)) will not exceed 1.75%, 2.50%, and 1.50% of average daily net assets attributable to Class A, Class C, and Class I shares, respectively. The Fund’s total annual operating expenses before waivers are 2.00% for Class A shares, 2.75% for Class C shares and 1.75% for Class I shares per the February 1, 2018 Prospectus. Class A shares are subject to a maximum sales charge imposed on purchases of 5.75%. Redemptions of any class of shares made within 30 days of purchase may be assessed a redemption fee of 1.00%. For performance information current to the most recent month-end, please call toll-free 1-877-270-2848.

**	Inception date is October 1, 2014.

***	Inception date is September 23, 2015.

****	National Association of Securities Dealers Automated Quotation System (NASDAQ) is a nationwide computerized quotation system for over 5,500 over-the-counter stocks. The NASDAQ OTC Composite index is compiled of more than 4,800 stocks that are traded via this system. Investors may not invest in the Index directly; unlike the Fund’s returns, the Index does not reflect any fees or expenses.

Comparison of the Change in Value of a $250,000 Investment

Portfolio Composition as of September 30, 2018	% of Net Assets
Software	25.6%
Internet	13.1%
Computers	12.2%
Commercial Services	9.5%
Healthcare-Products	7.4%
Healthcare-Services	5.7%
Diversified Financial Services	5.2%
Aerospace/Defense	2.1%
Semiconductors	2.0%
Telecommunications	1.6%
Other Assets in Excess of Liabilities - Net *	15.6%
100.0%

*	Includes derivatives.

Please refer to the Portfolio of Investments in this shareholder report for a detailed listing of the Fund’s holdings.

LELAND CURRENCY STRATEGY FUND
PORTFOLIO OF INVESTMENTS
September 30, 2018

Shares		Fair Value
	SHORT-TERM INVESTMENT - 86.5%
	MONEY MARKET FUND - 86.5%
8,416,093	Invesco Short Term Investments Trust - Treasury Portfolio Institutional Class, to yield 1.97% * (Cost $8,416,093)	$8,416,093

	TOTAL INVESTMENT - 86.5% (Cost $8,416,093)	$8,416,093
	OTHER ASSETS IN EXCESS OF LIABILITIES - 13.5%	1,319,524
	NET ASSETS - 100.0%	$9,735,617

*	Money market fund; interest rate reflects seven-day effective yield on September 30, 2018.

	Forward Foreign Currency Contracts
	Settlement		U.S. $ Value at		U.S. $ Value at	Asset Derivatives	Liability Derivatives
Counterparty	Date	Fund Receiving	September 30, 2018	Fund Delivering	September 30, 2018	Unrealized Appreciation	Unrealized Depreciation
UBS	10/19/2018	Australian	396,309	U.S.	397,954	$—	$(1,645)
UBS	10/19/2018	Canadian	6,717,128	U.S.	6,696,308	20,820	—
UBS	10/19/2018	Swiss	6,653,106	U.S.	6,752,541	—	(99,435)
UBS	10/19/2018	Euro	8,707,408	U.S.	8,812,094	—	(104,686)
UBS	10/19/2018	British	5,910,201	U.S.	5,966,623	—	(56,422)
UBS	10/19/2018	Norwegian	4,378,182	U.S.	4,369,773	8,409	—
UBS	10/19/2018	New Zealand	205,947	U.S.	206,616	—	(669)
UBS	10/19/2018	Swedish	122,919	U.S.	123,962	—	(1,043)
UBS	10/19/2018	Singapore	301,108	U.S.	301,562	—	(454)
UBS	10/19/2018	U.S.	2,949,950	Euro	2,933,250	16,700	—
UBS	10/19/2018	U.S.	3,635,931	Japanese	3,593,863	42,068	—
UBS	10/19/2018	U.S.	3,251,339	Australian	3,236,381	14,958	—
UBS	10/19/2018	U.S.	2,524,937	New Zealand	2,530,728	—	(5,791)
UBS	10/19/2018	U.S.	1,877,178	Swedish	1,874,887	2,291	—
UBS	10/19/2018	U.S.	5,167,199	Singapore	5,179,420	—	(12,221)
UBS	10/19/2018	U.S.	9,146,055	British	9,042,197	103,858	—
UBS	10/19/2018	U.S.	205,334	Canadian	206,151	—	(817)
						$209,104	$(283,183)

See accompanying notes to financial statements.

LELAND REAL ASSET OPPORTUNITIES FUND
PORTFOLIO OF INVESTMENTS
September 30, 2018

Shares		Fair Value
	COMMON STOCKS - 18.9%
	OIL & GAS - 4.8%
70,474	Berry Petroleum Corp.	$1,241,752

	PIPELINES - 3.8%
31,160	Enbridge, Inc.	1,006,156

	TRANSPORTATION - 10.3%
277,442	DHT Holdings, Inc.	1,303,978
207,299	Teekay Corp.	1,397,195
		2,701,173

	TOTAL COMMON STOCKS (Cost $4,849,124)	4,949,081

	EXCHANGE TRADED FUNDS - 15.6%
	EQUITY FUND - 15.6%
302,914	InfraCap MLP ETF	2,256,709
18,671	iShares U.S. Basic Materials ETF	1,837,600
	TOTAL EXCHANGE TRADED FUNDS (Cost - $4,683,197)	4,094,309

	LIMITED PARTNERSHIPS - 5.6%
	REAL ESTATE - 5.6%
70,147	Brookfield Property Partners LP (Cost $1,430,859)	1,465,371

	REAL ESTATE INVESTMENT TRUSTS (REITs) - 57.5%
	DIVERSIFIED REITs - 14.4%
95,154	Colony Capital, Inc.	579,488
178,623	New Residential Investment Corp.	3,183,062
		3,762,550
	HEALTH CARE REITs - 6.3%
141,119	New Senior Investment Group, Inc.	832,602
24,826	Omega Healthcare Investors, Inc.	813,548
		1,646,150
	HOTEL & RESORT REITs - 4.4%
39,371	Hospitality Properties Trust	1,135,460

	MORTGAGE REITs - 6.6%
80,448	Starwood Property Trust, Inc.	1,731,241

	OFFICE PROPERTY REITs - 7.2%
71,620	NorthStar Realty Europe Corp.	1,014,139
121,041	VEREIT, Inc.	878,758
		1,892,897
	REGIONAL MALL REITs - 11.2%
123,878	Pennsylvania Real Estate Investment Trust	1,171,886
4,702	Simon Property Group, Inc.	831,078
15,421	Taubman Centers, Inc.	922,638
		2,925,602
	SHOPPING CENTER REITs - 3.9%
61,385	Kimco Realty Corp.	1,027,585

	SINGLE TENANT REITs - 3.5%
114,379	Spirit Realty Capital, Inc.	921,895

	TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $13,297,932)	15,043,380

	SHORT-TERM INVESTMENT - 3.1%
	MONEY MARKET FUND - 3.1%
824,575	Invesco Short Term Investments Trust - Liquid Assets Portfolio Institutional Class, to yield 2.15% * (Cost $824.575)	824,575

	TOTAL INVESTMENTS - 100.7% (Cost $25,085,687)	$26,376,716
	OTHER LIABILITIES IN EXCESS OF ASSETS - (0.7)%	(191,566)
	NET ASSETS - 100.0%	$26,185,150

LP - Limited Partnership

*	Money market fund; interest rate reflects seven-day effective yield on September 30, 2018.

See accompanying notes to financial statements.

LELAND THOMSON REUTERS PRIVATE EQUITY INDEX FUND
PORTFOLIO OF INVESTMENTS
September 30, 2018

Shares		Fair Value
	COMMON STOCKS - 94.6%
	AEROSPACE/DEFENSE - 5.1%
816	Boeing Co. #	$303,470
455	General Dynamics Corp. #	93,148
498	Lockheed Martin Corp. #	172,288
330	Northrop Grumman Corp. #	104,732
547	Raytheon Co. #	113,043
1,623	United Technologies Corp. #	226,912
		1,013,593
	AGRICULTURE - 1.9%
2,613	Altria Group, Inc. #	157,590
760	Archer-Daniels-Midland Co.	38,205
2,135	Philip Morris International, Inc. #	174,088
		369,883
	AIRLINES - 0.4%
1,449	Delta Air Lines, Inc.	83,796

	APPAREL - 0.9%
1,578	NIKE, Inc. #	133,688
402	VF Corp.	37,567
		171,255
	AUTO MANUFACTURERS - 0.6%
4,781	Ford Motor Co.	44,224
1,549	General Motors Co. #	52,155
124	Tesla, Inc. *	32,832
		129,211
	BANKS - 5.8%
7,731	Bank of America Corp.	227,755
760	Bank of New York Mellon Corp.	38,752
335	Capital One Financial Corp.	31,802
1,932	Citigroup, Inc.	138,602
289	Goldman Sachs Group, Inc.	64,805
2,590	JPMorgan Chase & Co.	292,256
930	Morgan Stanley	43,310
355	PNC Financial Services Group, Inc.	48,347
1,260	US Bancorp	66,541
3,680	Wells Fargo & Co.	193,421
		1,145,591
	BEVERAGES - 2.9%
5,864	Coca-Cola Co. #	270,858
235	Constellation Brands, Inc.	50,671
586	Monster Beverage Corp. *	34,152
1,930	PepsiCo, Inc. #	215,774
		571,455
	BIOTECHNOLOGY - 1.8%
625	Amgen, Inc. #	129,556
185	Biogen, Inc. *	65,363
719	Celgene Corp. * #	64,343
1,246	Gilead Sciences, Inc. #	96,204
		355,466
	BUILDING MATERIALS - 0.3%
134	Martin Marietta Materials, Inc.	24,381
260	Vulcan Materials Co.	28,912
		53,293
	CHEMICALS - 3.5%
478	Air Products & Chemicals, Inc. #	79,850
270	Celanese Corp.	30,780
4,052	DowDuPont, Inc. #	260,584
284	Eastman Chemical Co.	27,184
580	LyondellBasell Industries NV #	59,456
545	PPG Industries, Inc.	59,476
586	Praxair, Inc. #	94,188
180	Sherwin-Williams Co. #	81,938
		693,456
	COMMERCIAL SERVICES - 2.0%
589	Automatic Data Processing, Inc. #	88,739
567	Ecolab, Inc. #	88,894
1,510	PayPal Holdings, Inc. * #	132,638
500	S&P Global, Inc.	97,695
		407,966

See accompanying notes to financial statements.

LELAND THOMSON REUTERS PRIVATE EQUITY INDEX FUND
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2018

Shares		Fair Value
	COMPUTERS - 3.0%
855	Accenture PLC - Cl. A #	$145,521
925	Apple, Inc. #	208,810
791	Cognizant Technology Solutions Corp.	61,026
1,239	International Business Machines Corp. #	187,349
		602,706
	COSMETICS/PERSONAL CARE - 2.0%
1,188	Colgate-Palmolive Co. #	79,537
282	Estee Lauder Cos., Inc.	40,980
3,466	Procter & Gamble Co. #	288,475
		408,992
	DIVERSIFIED FINANCIAL SERVICES - 4.0%
656	American Express Co.	69,857
95	BlackRock, Inc. - Cl. A	44,776
907	Charles Schwab Corp.	44,579
215	CME Group, Inc.	36,595
1,245	MasterCard, Inc. - Cl. A #	277,150
2,175	Visa, Inc. - Cl. A #	326,446
		799,403
	ELECTRIC - 1.1%
259	American Electric Power Co., Inc.	18,358
163	Consolidated Edison, Inc.	12,419
347	Dominion Energy, Inc.	24,387
394	Duke Energy Corp.	31,528
508	Exelon Corp.	22,179
248	NextEra Energy, Inc.	41,565
266	Public Service Enterprise Group, Inc.	14,042
121	Sempra Energy	13,764
568	Southern Co.	24,765
249	Xcel Energy, Inc.	11,755
		214,762
	ELECTRICAL COMPONENTS & EQUIPMENT - 0.5%
1,288	Emerson Electric Co. #	98,635

	ELECTRONICS - 1.3%
1,518	Honeywell International, Inc. #	252,595

	FOOD - 1.1%
883	Kraft Heinz Co. #	48,662
1,198	Kroger Co.	34,874
2,045	Mondelez International, Inc. - Cl. A #	87,853
717	Sysco Corp.	52,520
		223,909
	FOREST PRODUCTS & PAPER - 0.2%
852	International Paper Co.	41,876

	HEALTHCARE-PRODUCTS - 1.8%
1,765	Abbott Laboratories #	129,480
1,370	Medtronic PLC #	134,767
410	Thermo Fisher Scientific, Inc. #	100,073
		364,320
	HEALTHCARE-SERVICES - 1.2%
924	UnitedHealth Group, Inc. #	245,821

	HOUSEHOLD PRODUCTS/WARES - 0.3%
450	Kimberly-Clark Corp.	51,138

	INSURANCE - 2.2%
637	American International Group, Inc.	33,914
1,496	Berkshire Hathaway, Inc., Class B * #	320,309
327	Chubb Ltd.	43,700
318	Prudential Financial, Inc.	32,220
		430,143

See accompanying notes to financial statements.

LELAND THOMSON REUTERS PRIVATE EQUITY INDEX FUND
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2018

Shares		Fair Value
	INTERNET - 4.9%
190	Alphabet, Inc. * #	$229,345
87	Amazon.com, Inc. * #	174,261
51	Booking Holdings, Inc. * #	101,184
1,800	Facebook, Inc. - Cl. A * #	296,028
483	Netflix, Inc. * #	180,705
		981,523
	IRON/STEEL - 0.2%
656	Nucor Corp.	41,623

	LODGING - 0.4%
519	Las Vegas Sands Corp.	30,792
367	Marriott International, Inc. #	48,455
		79,247
	MACHINERY-CONSTRUCTION & MINING - 0.9%
1,212	Caterpillar, Inc. #	184,818

	MACHINERY-DIVERSIFIED - 0.4%
586	Deere & Co. #	88,093

	MEDIA - 2.7%
219	Charter Communications, Inc. - Cl. A * #	71,368
5,678	Comcast Corp. #	201,058
1,152	Twenty-First Century Fox, Inc.	53,372
1,842	Walt Disney Co. #	215,403
		541,201
	MINING - 0.4%
2,856	Freeport-McMoRan, Inc.	39,756
1,038	Newmont Mining Corp.	31,348
		71,104
	MISCELLANEOUS MANUFACTURING - 2.7%
1,193	3M Co. #	251,377
17,620	General Electric Co. #	198,930
633	Illinois Tool Works, Inc. #	89,329
		539,636
	OIL & GAS - 6.7%
764	Anadarko Petroleum Corp.	51,501
221	Andeavor	33,925
541	Apache Corp.	25,789
2,313	Chevron Corp. #	282,834
232	Concho Resources, Inc. *	35,438
1,741	ConocoPhillips #	134,753
771	Devon Energy Corp.	30,794
792	EOG Resources, Inc. #	101,035
3,602	Exxon Mobil Corp. #	306,242
657	Marathon Petroleum Corp.	52,540
1,073	Occidental Petroleum Corp. #	88,168
706	Phillips 66	79,580
238	Pioneer Natural Resources Co.	41,457
597	Valero Energy Corp.	67,909
		1,331,965
	OIL&GAS SERVICES - 1.0%
1,241	Halliburton Co.	50,298
514	National Oilwell Varco, Inc.	22,143
2,077	Schlumberger, Ltd. #	126,531
		198,972

See accompanying notes to financial statements.

LELAND THOMSON REUTERS PRIVATE EQUITY INDEX FUND
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2018

Shares		Fair Value
	PHARMACEUTICALS - 6.9%
1,394	AbbVie, Inc. #	$131,845
334	Allergan PLC	63,620
1,652	Bristol-Myers Squibb Co. #	102,556
1,380	CVS Health Corp. #	108,634
924	Eli Lilly & Co.	99,154
725	Express Scripts Holding Co. * #	68,882
2,111	Johnson & Johnson #	291,677
283	McKesson Corp.	37,540
2,755	Merck & Co., Inc. #	195,440
6,078	Pfizer, Inc. #	267,857
		1,367,205
	PIPELINES - 0.7%
2,915	Kinder Morgan, Inc.	51,683
556	ONEOK, Inc.	37,691
1,559	Williams Cos, Inc.	42,389
		131,763
	RETAIL - 6.0%
531	Costco Wholesale Corp. #	124,721
1,341	Home Depot, Inc. #	277,788
1,005	Lowe’s Cos., Inc. #	115,394
921	McDonald’s Corp. #	154,074
1,722	Starbucks Corp. #	97,879
624	Target Corp.	55,043
766	TJX Cos, Inc. #	85,807
1,143	Walgreens Boots Alliance, Inc. #	83,325
2,146	Wal-Mart, Inc. #	201,531
		1,195,562
	SEMICONDUCTORS - 5.1%
1,413	Applied Materials, Inc. #	54,612
451	Broadcom, Inc. #	111,275
6,280	Intel Corp. #	296,981
1,476	Micron Technology, Inc. *	66,760
743	NVIDIA Corp. #	208,798
1,991	QUALCOMM, Inc. #	143,412
1,308	Texas Instruments, Inc. #	140,335
		1,022,173
	SOFTWARE - 4.8%
878	Activision Blizzard, Inc.	73,041
612	Adobe Systems, Inc. * #	165,209
285	Intuit, Inc.	64,809
2,820	Microsoft Corp. #	322,523
4,015	Oracle Corp. #	207,013
798	salesforce.com, Inc. * #	126,906
		959,501
	TELECOMMUNICATIONS - 3.1%
4,217	AT&T, Inc. #	141,607
509	CenturyLink, Inc.	10,791
6,481	Cisco Systems, Inc. #	315,301
195	T-Mobile US, Inc. *	13,685
2,348	Verizon Communications, Inc. #	125,360
125	Zayo Group Holdings, Inc. *	4,340
		611,084
	TRANSPORTATION - 3.8%
1,587	CSX Corp. #	117,517
466	FedEx Corp. #	112,208
616	Norfolk Southern Corp.	111,188
1,556	Union Pacific Corp. #	253,364
1,411	United Parcel Service, Inc. - Cl. B #	164,734
		759,011

	TOTAL COMMON STOCK (Cost $15,506,618)	18,833,746

	REAL ESTATE INVESTMENT TRUST - 0.4%
332	American Tower Corp.	48,239
181	Simon Property Group, Inc.	31,992
	TOTAL REAL ESTATE INVESTMENT TRUST (Cost $70,420)	80,231

See accompanying notes to financial statements.

LELAND THOMSON REUTERS PRIVATE EQUITY INDEX FUND
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2018

Shares		Fair Value
	SHORT-TERM INVESTMENT - 4.5%
	MONEY MARKET FUND - 4.5%
889,476	Invesco Short Term Investments Trust - Treasury Portfolio Institutional Class, to yield 1.97% ** (Cost $889,476)	$889,476

	TOTAL INVESTMENTS - 99.5% (Cost $16,466,514)	$19,803,453
	LIABILITIES IN EXCESS OF OTHER ASSETS - 0.5%	92,363
	NET ASSETS - 100.0%	$19,895,816

PLC - Public Limited Company

*	Non-income producing security.

**	Money market fund; interest rate reflects seven-day effective yield on September 30, 2018.

#	All or a portion of the security is segregated as collateral for swap contracts at September 30, 2018. Total collateral had a value of $4,150,950 at September 30, 2018.

SWAP CONTRACTS ***

A list of the outstanding OTC swap agreements held by the Fund at September 30, 2018 are as follows:

				Termination		Value and Net Unrealized
Counterparty	Reference Entity/ Obligation	Fund Pays	Fund Receives	Date	Notional Amount	Gain (Loss)
Societe Generale	Index Swap ~	0.60%	Index Return	10/1/2018	$19,467,428	$79,362
Societe Generale	Basket Swap ^	1-Month LIBOR +	Basket Return	10/1/2018	3,871,292	(2,477)
		0.60%
	Net Unrealized Loss from Open Swap Contracts					$76,885

***	The amounts shown are the underlying reference notional amounts to stock exchange indices and equities upon which the fair value of the swaps contracts held by the Fund are based. Notional values do not represent the current fair value of, and are not necessarily indicative of the future cash flows of the Fund’s swap contracts. Further, the underlying price changes in relation to the variables specified by the notional values affects the fair value of these derivative financial instruments. The notional values as set forth within this schedule do not purport to represent economic value at risk to the Fund.

~	The Index Swap is made up of the Dow Jones Industrial Average Total Return Index, the S&P 500 Total Return Index and the Nasdaq 100 Total Return Index.

^	The following table represents the individual common stock exposure comprising the Societe Generale Equity Basket Swap as on September 30, 2018.

Societe Generale Equity Basket Swap
Shares	Description	Fair Value	% of Basket
600	Alphabet, Inc. - Cl. A	$724,248	18.7%
410	Amazon.com, Inc.	821,230	21.2%
3,550	Apple, Inc.	801,377	20.7%
375	Boeing Co.	139,463	3.6%
550	Chevron, Corp.	67,254	1.7%
750	DowDuPont, Inc.	48,233	1.2%
2,750	Exxon Mobil Corp.	233,805	6.0%
1,250	Facebook, Inc.	205,575	5.3%
600	Johnson & Johnson	82,902	2.1%
6,250	Microsoft Corp.	714,813	18.5%
250	Visa, Inc. - Cl. A	37,523	1.0%
		$3,876,423	100.0%

See accompanying notes to financial statements.

LELAND THOMSON REUTERS VENTURE CAPITAL INDEX FUND
PORTFOLIO OF INVESTMENTS
September 30, 2018

Shares		Fair Value
	COMMON STOCKS - 93.9%
	AEROSPACE/DEFENSE - 2.1%
3,080	Boeing Co. #	$1,145,452
1,289	Lockheed Martin Corp.	445,942
4,197	United Technologies Corp. #	586,783
		2,178,177
	AGRICULTURE - 0.3%
2,580	Altria Group, Inc.	155,600
2,108	Philip Morris International, Inc.	171,886
		327,486
	BANKS - 0.7%
5,513	Bank of America Corp.	162,413
1,378	Citigroup, Inc.	98,858
206	Goldman Sachs Group, Inc.	46,193
1,847	JPMorgan Chase & Co.	208,416
898	US Bancorp	47,423
2,624	Wells Fargo & Co.	137,917
		701,220
	BEVERAGES - 0.5%
5,789	Coca-Cola Co.	267,394
1,906	PepsiCo, Inc.	213,091
		480,485
	BIOTECHNOLOGY - 0.5%
320	Amgen, Inc.	66,333
1,232	Illumina, Inc. *	452,218
		518,551
	CHEMICALS - 0.6%
443	Air Products & Chemicals, Inc.	74,003
4,457	DowDuPont, Inc. #	286,630
538	LyondellBasell Industries NV	55,150
506	PPG Industries, Inc.	55,220
544	Praxair, Inc.	87,437
167	Sherwin-Williams Co.	76,020
		634,460
	COMMERCIAL SERVICES - 9.5%
17,681	Automatic Data Processing, Inc. #	2,663,819
1,686	CoStar Group, Inc. * #	709,536
527	Ecolab, Inc.	82,623
4,294	Gartner, Inc. *	680,599
28,071	Paypal Holdings, Inc. * #	2,465,757
11,962	Square, Inc. *	1,184,358
9,096	Total System Services, Inc. #	898,139
8,260	Verisk Analytics, Inc. * #	995,743
		9,680,574
	COMPUTERS - 12.2%
14,905	Accenture PLC #	2,536,831
11,518	Apple, Inc. #	2,600,073
7,846	Check Point Software Technologies Ltd. * #	923,239
30,416	Cognizant Technology Solutions Corp. - Cl. A #	2,346,595
14,776	DXC Technology Co. #	1,381,852
4,326	HP, Inc.	111,481
17,054	International Business Machines Corp. #	2,578,735
		12,478,806
	COSMETICS/PERSONAL CARE - 0.4%
1,173	Colgate-Palmolive Co.	78,532
3,422	Procter & Gamble Co.	284,813
		363,345
	DIVERSIFIED FINANCIAL SERVICES - 5.2%
11,577	MasterCard, Inc. - Cl. A #	2,577,156
17,937	Visa, Inc. - Cl. A #	2,692,164
		5,269,320
	ELECTRONICS - 1.0%
3,189	Agilent Technologies, Inc.	224,952
3,926	Honeywell International, Inc. #	653,286
779	Waters Corp. *	151,656
		1,029,894

See accompanying notes to financial statements.

LELAND THOMSON REUTERS VENTURE CAPITAL INDEX FUND
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2018

Shares		Fair Value
	FOOD - 0.1%
2,019	Mondelez International, Inc. - Cl. A	$86,736

	FOREST PRODUCTS & PAPER - 0.0% ^
791	International Paper Co.	38,878

	HEALTHCARE-PRODUCTS - 7.4%
415	ABIOMED, Inc. *	186,646
832	Align Technology, Inc. *	325,495
5,924	Baxter International, Inc. #	456,681
2,666	Becton Dickinson and Co. #	695,826
12,779	Boston Scientific Corp. * #	491,992
6,645	Danaher Corp. #	722,046
2,234	Edwards Lifesciences Corp. * #	388,939
861	IDEXX Laboratories, Inc. *	214,957
1,033	Intuitive Surgical, Inc. * #	592,942
15,610	Medtronic PLC #	1,535,556
3,082	Stryker Corp. #	547,610
4,677	Thermo Fisher Scientific, Inc. #	1,141,562
2,365	Zimmer Biomet Holdings, Inc.	310,927
		7,611,179
	HEALTHCARE-SERVICES - 5.7%
3,315	Aetna, Inc. #	672,448
2,753	Anthem, Inc. #	754,460
1,818	Centene Corp. *	263,210
2,614	Cigna Corp. #	544,366
3,307	HCA Healthcare, Inc. #	460,070
1,258	Humana, Inc. #	425,858
1,071	Laboratory Corp. of America Holdings *	186,011
9,539	UnitedHealth Group, Inc. #	2,537,756
		5,844,179
	INSURANCE - 0.2%
1,067	Berkshire Hathaway, Inc., Class B *	228,455

	INTERNET - 13.1%
2,000	Alphabet, Inc. - Cl. A * #	2,414,160
171	Amazon.com, Inc. *	342,513
7,120	CDW Corp.	633,110
49,534	eBay, Inc. * #	1,635,613
15,055	Facebook, Inc. - Cl. A * #	2,475,945
1,792	MercadoLibre, Inc. #	610,122
6,754	Netflix, Inc. * #	2,526,874
4,699	Palo Alto Networks, Inc. * #	1,058,497
38,839	Twitter, Inc. * #	1,105,358
3,943	VeriSign, Inc. *	631,353
		13,433,545
	IRON/STEEL - 0.0% ^
609	Nucor Corp.	38,641

	MACHINERY - CONTRUCTION & MINING - 0.5%
3,135	Caterpillar, Inc. #	478,056

	MEDIA - 0.2%
1,963	Comcast Corp.	69,510
636	Walt Disney Co.	74,374
		143,884
	MINING - 0.0% ^
2,651	Freeport-McMoRan, Inc.	36,902

	MISCELLANEOUS MANUFACTURING - 1.1%
3,086	3M Co. #	650,251
45,559	General Electric Co. #	514,361
		1,164,612

See accompanying notes to financial statements.

LELAND THOMSON REUTERS VENTURE CAPITAL INDEX FUND
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2018

Shares		Fair Value
	OIL & GAS - 1.0%
540	Anadarko Petroleum Corp.	$36,401
2,025	Chevron Corp.	247,617
1,232	ConocoPhillips	95,357
560	EOG Resources, Inc.	71,439
4,493	Exxon Mobil Corp.	381,995
465	Marathon Petroleum Corp.	37,186
759	Occidental Petroleum Corp.	62,367
499	Phillips 66	56,247
422	Valero Energy Corp.	48,003
		1,036,612
	OIL & GAS SERVICES - 0.1%
1,469	Schlumberger Ltd.	89,491

	PHARMACEUTICALS - 0.6%
715	AbbVie Inc.	67,625
1,362	CVS Health Corp.	107,217
1,391	Johnson & Johnson	192,194
1,413	Merck & Co., Inc.	100,238
3,118	Pfizer, Inc.	137,410
		604,684
	RETAIL - 0.4%
463	Home Depot, Inc.	95,911
1,129	Walgreens Boots Alliance, Inc.	82,304
2,118	Wal-Mart, Inc.	198,901
		377,116
	SEMICONDUCTORS - 2.0%
2,799	Applied Materials, Inc.	108,181
894	Broadcom, Inc.	220,577
12,436	Intel Corp. #	588,098
2,923	Micron Technology, Inc. *	132,207
1,473	NVIDIA Corp.	413,943
3,944	QUALCOMM, Inc.	284,086
2,591	Texas Instruments, Inc.	277,988
		2,025,080
	SOFTWARE - 25.6%
33,754	Activision Blizzard, Inc. #	2,807,995
9,377	Adobe Systems, Inc. * #	2,531,321
7,943	Akamai Technologies, Inc. *	581,030
9,714	Autodesk, Inc. * #	1,516,453
14,144	CA, Inc.	624,458
13,074	Cadence Design Systems, Inc. * #	592,514
3,747	Cerner Corp. *	241,344
5,452	Citrix Systems, Inc. * #	606,044
13,135	Electronic Arts, Inc. * #	1,582,636
10,967	Intuit, Inc. #	2,493,896
68	j2 Global, Inc.	5,634
22,840	Microsoft Corp. #	2,612,211
54,305	Oracle Corp. #	2,799,966
6,398	Red Hat, Inc. * #	871,919
17,201	salesforce.com, Inc. * #	2,735,475
7,287	ServiceNow, Inc. * #	1,425,556
6,530	Splunk, Inc. *	789,542
6,865	Synopsys, Inc. * #	676,958
5,133	Workday, Inc. * #	749,315
		26,244,267
	TELECOMMUNICATIONS - 1.6%
13,432	AT&T, Inc. #	451,047
1,624	CenturyLink, Inc.	34,429
12,835	Cisco Systems, Inc. #	624,423
223	Liberty Latin America Ltd. *	4,600
1,262	Sprint Corp. *	8,253
165	Telephone & Data Systems, Inc.	5,021
623	T-Mobile US, Inc. *	43,722
7,479	Verizon Communications, Inc. #	399,304
323	Vonage Holdings Corp. *	4,574
401	Zayo Group Holdings, Inc. *	13,923
		1,589,296

See accompanying notes to financial statements.

LELAND THOMSON REUTERS VENTURE CAPITAL INDEX FUND
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2018

Shares		Fair Value

	TRANSPORTATION - 1.3%
1,206	FedEx Corp.	$290,393
4,025	Union Pacific Corp. #	655,391
3,649	United Parcel Service, Inc. - Cl. B	426,021
		1,371,805

	TOTAL COMMON STOCK (Cost $82,945,440)	96,105,736

	SHORT-TERM INVESTMENT - 7.5%
	MONEY MARKET FUND - 7.5%
7,708,178	Invesco Short Term Investments Trust - Treasury Portfolio Institutional Class, to yield 1.97% ** (Cost $7,708,178)	7,708,178

	TOTAL INVESTMENTS - 101.4% (Cost $90,653,618)	$103,813,914
	LIABILITIES IN EXCESS OF OTHER ASSETS - (1.4)%	(1,418,163)
	NET ASSETS - 100.0%	$102,395,751

PLC - Public Limited Company

^	Represent less than 0.1%.

*	Non-income producing security.

**	Money market fund; interest rate reflects seven-day effective yield on September 30, 2018.

#	All or a portion of the security is segregated as collateral for swap contracts at September 30, 2018. Total collateral had a value of $19,296,255 at September 30, 2018.

SWAP CONTRACTS ***

A list of the outstanding OTC swap agreements held by the Fund at September 30, 2018 are as follows:

				Termination		Value and Net
Counterparty	Reference Entity/ Obligation	Fund Pays	Fund Receives	Date	Notional Amount	Unrealized Gain (Loss)
Societe Generale	Index Swap ~	0.60%	Index Return	10/1/2018	$99,600,473	$(583,552)
Societe Generale	Basket Swap ^	1-Month LIBOR +	Basket Return	10/1/2018	41,764,275	470,307
		0.60%
	Net Unrealized Loss from Open Swap Contracts					$(113,245)

***	The amounts shown are the underlying reference notional amounts to stock exchange indices and equities upon which the fair value of the swaps contracts held by the Fund are based. Notional values do not represent the current fair value of, and are not necessarily indicative of the future cash flows of the Fund’s swap contracts. Further, the underlying price changes in relation to the variables specified by the notional values affects the fair value of these derivative financial instruments. The notional values as set forth within this schedule do not purport to represent economic value at risk to the Fund.

~	The Index Swap is made up of the S&P 500 Total Return Index and the Nasdaq 100 Total Return Index.

^	The following table represents the individual common stock exposure comprising the Societe Generale Equity Basket Swap as on September 30, 2018.

Societe Generale Equity Basket Swap
Shares	Description	Fair Value	% of Basket
18,000	Accenture PLC	$3,063,600	7.2%
14,000	Adobe Systems, Inc.	3,779,300	8.9%
3,000	Alphabet, Inc. - Cl. A	3,621,240	8.6%
2,000	Apple, Inc.	451,480	1.1%
5,000	Automatic Data Processing, Inc.	753,300	1.8%
20,000	Facebook, Inc.	3,289,200	7.8%
25,000	International Business Machines Corp.	3,780,250	8.9%
17,000	Mastercard, Inc.	3,784,370	9.0%
32,000	Microsoft Corp.	3,659,840	8.7%
10,000	Netflix, Inc.	3,741,300	8.8%
72,500	Oracle Corp.	3,738,100	8.8%
30,000	Paypal Holdings, Inc.	2,635,200	6.2%
13,500	salesforce.com, Inc.	2,146,905	5.1%
1,000	UnitedHealth Group, Inc.	266,040	0.6%
24,000	Visa, Inc.	3,602,160	8.5%
		$42,312,285	100.0%

See accompanying notes to financial statements.

LELAND FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
September 30, 2018

		Leland Real	Leland Thomson	Leland Thomson
		Asset	Reuters Private	Reuters Venture
	Leland Currency	Opportunities	Equity Index	Capital Index
	Strategy Fund	Fund	Fund	Fund
ASSETS
Investment securities:
At cost	$8,416,093	$25,085,687	$16,466,514	$90,653,618
At value	$8,416,093	$26,376,716	$19,803,453	$103,813,914
Cash held as collateral	1,405,182	—	—	—
Unrealized gain on swap contracts	—	—	79,362	470,307
Unrealized appreciation on forward foreign currency transactions	209,104	—	—	—
Receivable for Fund shares sold	2,573	424	14,496	267,343
Dividends and interest receivable	11,648	191,359	19,263	60,682
Prepaid expenses and other assets	13,314	17,088	9,175	21,524
TOTAL ASSETS	10,057,914	26,585,587	19,925,749	104,633,770

LIABILITIES
Unrealized loss on swap contracts	—	—	2,477	583,552
Unrealized depreciation on forward foreign currency transactions	283,183	—	—	—
Payable for Fund shares redeemed	24,544	370,016	—	1,474,995
Investment advisory fees payable	9,361	14,624	12,279	81,811
Distribution (12b-1) fees payable	473	6,009	—	12,783
Interest payable - Swaps	—	—	9,734	49,800
Payable to related parties	3,968	4,216	3,931	32,727
Accrued expenses and other liabilities	768	5,572	1,512	2,351
TOTAL LIABILITIES	322,297	400,437	29,933	2,238,019
NET ASSETS	$9,735,617	$26,185,150	$19,895,816	$102,395,751

NET ASSETS CONSIST OF:
Paid in capital ($0 par value, unlimited shares authorized)	$13,350,218	$75,468,367	$15,488,513	$84,313,802
Accumulated net investment income (loss)	(30,097)	22,096	(73,931)	113,801
Accumulated net realized gain (loss) on security transactions, foreign exchange contracts and swap contracts	(3,510,425)	(50,596,342)	1,067,410	4,921,097
Net unrealized appreciation (depreciation) on security transactions, currency translations and swap contracts	(74,079)	1,291,029	3,413,824	13,047,051
NET ASSETS	$9,735,617	$26,185,150	$19,895,816	$102,395,751

NET ASSET VALUE PER SHARE:
Class A Shares:
Net Assets	$1,235,620	$2,770,675	$1,123,625	$41,820,390
Shares of beneficial interest outstanding	122,182	324,784	80,422	2,104,103
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share (a)	$10.11	$8.53	$13.97	$19.88
Maximum offering price per share (maximum sales charge of 5.75%)	$10.73	$9.05	$14.82	$21.09

Class C Shares :
Net Assets	$244,906	$6,420,594	$664,524	$6,198,462
Shares of beneficial interest outstanding	24,917	754,229	48,077	318,493
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)(b)	$9.83	$8.51	$13.82	$19.46

Class I Shares:
Net Assets	$8,255,091	$16,993,881	$18,107,667	$54,376,899
Shares of beneficial interest outstanding	811,126	2,030,877	1,288,724	2,722,290
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$10.18	$8.37	$14.05	$19.97

(a)	Redemptions made within 30 days of purchase may be assessed a redemption fee of 1.00%.

(b)	Class C shares purchased prior to February 1, 2017 that are redeemed during the first 12 months, may be subject to a contingent deferred sales charge (“CDSC”) in the amount of the commissions paid on the shares redeemed.

See accompanying notes to financial statements.

LELAND FUNDS
STATEMENTS OF OPERATIONS
For the Year Ended September 30, 2018

		Leland Real	Leland Thomson	Leland Thomson
	Leland	Asset	Reuters Private	Reuters Venture
	Currency	Opportunities	Equity Index	Capital Index
	Strategy Fund	Fund	Fund	Fund
INVESTMENT INCOME
Dividends	$—	$1,738,684	$316,103	$451,585
Interest	174,460	47,651	9,242	42,238
Less: Foreign dividend tax withheld	—	—	(135)	(29,375)
TOTAL INVESTMENT INCOME	174,460	1,786,335	325,210	464,448

EXPENSES
Investment advisory fees	150,324	326,077	194,347	609,254
Distribution (12b-1) fees:
Class A	6,974	12,481	2,191	43,485
Class C	5,542	79,898	3,980	31,950
Administrative services fees	76,105	164,048	76,040	227,000
Shareholder service fees	4,633	26,608	9,818	15,207
TOTAL EXPENSES	243,578	609,112	286,376	926,896

Less: Fees waived by the advisor	(5,957)	(142,448)	(46,594)	(116,158)

NET EXPENSES	237,621	466,664	239,782	810,738

NET INVESTMENT INCOME (LOSS)	(63,161)	1,319,671	85,428	(346,290)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	—	(178,104)	7,113	(101,747)
Forward foreign currency transactions	(2,799,260)	—	—	—
Swaps	—	—	1,301,065	6,134,002
Net realized gain (loss) from:	(2,799,260)	(178,104)	1,308,178	6,032,255
Net change in unrealized appreciation (depreciation) on:
Investments	—	(1,943,163)	1,722,898	10,556,077
Forward foreign currency translations	130,131	—	—	—
Swaps	—	—	(34,853)	164,328
Net change in unrealized appreciation (depreciation) on investments	130,131	(1,943,163)	1,688,045	10,720,405

NET REALIZED AND UNREALIZED GAIN (LOSS)	(2,669,129)	(2,121,267)	2,996,223	16,752,660

NET INCREASE (DECREASE) IN NET ASSETS	$(2,732,290)	$(801,596)	$3,081,651	$16,406,370

See accompanying notes to financial statements.

LELAND FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

	Leland Currency Strategy Fund

	Year Ended	Year Ended
	September 30, 2018	September 30, 2017
FROM OPERATIONS
Net investment loss	$(63,161)	$(252,654)
Net realized gain (loss) on forward foreign currency transactions	(2,799,260)	873,360 (a)
Net increase from reimbursement by Advisor	—	26,181 (a)
Net change in unrealized appreciation (depreciation) on forward foreign currency translations	130,131	(145,283)
Net increase (decrease) in net assets resulting from operations	(2,732,290)	501,604

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	641,519	1,469,476
Class C	10,500	39,500
Class I	9,744,200	4,557,621
Redemption fee proceeds:
Class A	945	34
Class C	—	2
Class I	416	212
Payments for shares redeemed:
Class A	(5,024,084)	(2,969,676)
Class C	(595,121)	(594,002)
Class I	(10,074,872)	(15,601,868)
Net decrease in net assets from shares of beneficial interest	(5,296,497)	(13,098,701)

TOTAL DECREASE IN NET ASSETS	(8,028,787)	(12,597,097)

NET ASSETS
Beginning of Year	17,764,404	30,361,501
End of Year*	$9,735,617	$17,764,404
* Includes accumulated net investment loss of:	$(30,097)	$(274,304)

SHARE ACTIVITY
Class A:
Shares Sold	56,121	126,800
Shares Redeemed	(432,782)	(257,346)
Net decrease in shares of beneficial interest outstanding	(376,661)	(130,546)

Class C:
Shares Sold	910	3,452
Shares Redeemed	(53,556)	(51,864)
Net decrease in shares of beneficial interest outstanding	(52,646)	(48,412)

Class I:
Shares Sold	828,569	392,212
Shares Redeemed	(906,052)	(1,365,427)
Net decrease in shares of beneficial interest outstanding	(77,483)	(973,215)

(a)	Includes realized loss of $26,181 for the Leland Currency Strategy Fund, due to investment violation reimbursed by the advisor.

See accompanying notes to financial statements.

LELAND FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Leland Real Asset Opportunities Fund

	Year Ended	Year Ended
	September 30, 2018	September 30, 2017
FROM OPERATIONS
Net investment income	$1,319,671	$1,821,661
Net realized gain (loss) on investments and option contracts	(178,104)	3,245,701
Net change in unrealized depreciation on investments and option contracts	(1,943,163)	(1,666,047)
Net increase (decrease) in net assets resulting from operations	(801,596)	3,401,315

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	(226,438)	(492,524)
Class C	(257,219)	(407,051)
Class I	(1,046,909)	(1,143,272)
Net decrease in net assets resulting from distributions to shareholders	(1,530,566)	(2,042,847)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	150,975	1,816,090
Class C	255,867	197,956
Class I	6,795,806	7,062,880
Net asset value of shares issued in reinvestment of distributions:
Class A	202,783	457,343
Class C	246,691	386,799
Class I	975,381	1,079,274
Redemption fee proceeds:
Class A	52	281
Class C	—	1
Class I	607	6
Payments for shares redeemed:
Class A	(6,436,784)	(7,639,752)
Class C	(3,949,636)	(4,677,159)
Class I	(13,716,455)	(12,076,335)
Net decrease in net assets from shares of beneficial interest	(15,474,713)	(13,392,616)

TOTAL DECREASE IN NET ASSETS	(17,806,875)	(12,034,148)

NET ASSETS
Beginning of Year	43,992,025	56,026,173
End of Year*	$26,185,150	$43,992,025
* Includes accumulated net investment income of:	$22,096	$65,826

SHARE ACTIVITY
Class A:
Shares Sold	17,392	197,724
Shares Reinvested	23,991	50,717
Shares Redeemed	(736,749)	(840,266)
Net decrease in shares of beneficial interest outstanding	(695,366)	(591,825)

Class C:
Shares Sold	30,844	22,014
Shares Reinvested	29,189	43,252
Shares Redeemed	(461,784)	(518,724)
Net decrease in shares of beneficial interest outstanding	(401,751)	(453,458)

Class I:
Shares Sold	792,312	789,683
Shares Reinvested	117,536	121,401
Shares Redeemed	(1,603,382)	(1,360,288)
Net decrease in shares of beneficial interest outstanding	(693,534)	(449,204)

See accompanying notes to financial statements.

LELAND FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Leland Thomson Reuters Private Equity Index Fund

	Year Ended	Year Ended
	September 30, 2018	September 30, 2017
FROM OPERATIONS
Net investment income	$85,428	$54,139
Net realized gain on security transactions and swap contracts	1,308,178	169,635
Net change in unrealized appreciation on security transactions and swap contracts	1,688,045	1,123,561
Net increase in net assets resulting from operations	3,081,651	1,347,335

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains:
Class A	(21,025)	(1,005)
Class C	(3,237)	(1,375)
Class I	(329,006)	(104,352)
From net investment income:
Class A	(13,471)	—
Class C	(1,144)	—
Class I	(224,894)	—
Net decrease in net assets resulting from distributions to shareholders	(592,777)	(106,732)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	733,060	747,794
Class C	483,754	—
Class I	8,216,499	2,177,838
Net asset value of shares issued in reinvestment of distributions:
Class A	27,286	1,005
Class C	4,381	1,375
Class I	509,821	101,006
Redemption fee proceeds:
Class A	610	—
Class I	364	5
Payments for shares redeemed:
Class A	(506,491)	(78,760)
Class I	(2,784,008)	(424,147)
Net increase in net assets from shares of beneficial interest	6,685,276	2,526,116

TOTAL INCREASE IN NET ASSETS	9,174,150	3,766,719

NET ASSETS
Beginning of Year	10,721,666	6,954,947
End of Year*	$19,895,816	$10,721,666
* Includes accumulated net investment loss of:	$(73,931)	$(17,881)

SHARE ACTIVITY
Class A:
Shares Sold	57,167	65,906
Shares Reinvested	2,167	96
Shares Redeemed	(40,454)	(6,877)
Net increase in shares of beneficial interest outstanding	18,880	59,125

Class C:
Shares Sold	38,355	—
Shares Reinvested	349	132
Net increase in shares of beneficial interest outstanding	38,704	132

Class I:
Shares Sold	635,971	197,124
Shares Reinvested	40,334	9,629
Shares Redeemed	(219,343)	(38,650)
Net increase in shares of beneficial interest outstanding	456,962	168,103

See accompanying notes to financial statements.

LELAND FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Leland Thomson Reuters Venture Capital Index Fund

	Year Ended	Year Ended
	September 30, 2018	September 30, 2017
FROM OPERATIONS
Net investment loss	$(346,290)	$(57,269)
Net realized gain on security transactions and swap contracts	6,032,255	1,971,442
Net change in unrealized appreciation on security transactions and swap contracts	10,720,405	986,117
Net increase in net assets resulting from operations	16,406,370	2,900,290

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains:
Class A	(319,924)	(13,769)
Class C	(29,693)	(1,077)
Class I	(1,230,776)	(525,119)
From net investment income:
Class A	(94,161)	—
Class C	(8,132)	—
Class I	(374,140)	—
Net decrease in net assets resulting from distributions to shareholders	(2,056,826)	(539,965)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	45,485,533	1,170,890
Class C	7,599,087	56,210
Class I	37,581,379	2,333,433
Net asset value of shares issued in reinvestment of distributions:
Class A	409,760	13,769
Class C	37,623	1,077
Class I	1,529,371	512,874
Redemption fee proceeds:
Class A	16,492	—
Class C	1,338	—
Class I	2,772	—
Payments for shares redeemed:
Class A	(10,654,766)	(149,730)
Class C	(2,382,287)	—
Class I	(5,387,975)	(6,306,733)
Net increase (decrease) in net assets from shares of beneficial interest	74,238,327	(2,368,210)

TOTAL INCREASE (DECREASE) IN NET ASSETS	88,587,871	(7,885)

NET ASSETS
Beginning of Year	13,807,880	13,815,765
End of Year*	$102,395,751	$13,807,880
* Includes accumulated net investment income (loss) of:	$113,801	$277,573

SHARE ACTIVITY
Class A:
Shares Sold	2,571,845	86,005
Shares Reinvested	27,970	1,254
Shares Redeemed	(598,819)	(11,434)
Net increase in shares of beneficial interest outstanding	2,000,996	75,825

Class C:
Shares Sold	436,914	4,189
Shares Reinvested	2,609	99
Shares Redeemed	(127,772)	—
Net increase in shares of beneficial interest outstanding	311,751	4,288

Class I:
Shares Sold	2,101,750	175,390
Shares Reinvested	103,968	46,625
Shares Redeemed	(307,899)	(567,988)
Net increase (decrease) in shares of beneficial interest outstanding	1,897,819	(345,973)

See accompanying notes to financial statements.

LELAND FUNDS
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	LELAND CURRENCY STRATEGY FUND
	Class A
	Year Ended	Year Ended		Year Ended	Year Ended	Period Ended
	September 30,	September 30,		September 30,	September 30,	September 30,
	2018	2017		2016	2015	2014 (1)
Net asset value, beginning of period	$12.11	$11.59		$12.03	$10.21	$10.00
Activity from investment operations:
Net investment income (loss) (2)	(0.07)	(0.15)		(0.17)	(0.17)	0.00	(8)
Net realized and unrealized gain (loss) on investments	(1.93)	0.66		(0.30)	2.02	0.21
Total from investment operations	(2.00)	0.51		(0.47)	1.85	0.21
Paid in capital from redemption fees	0.00 (8)	0.00	(8)	0.03	0.01	—
Payment by affiliate for investment violations	—	0.01	(9)	—	—	—
Less distributions from:
Net investment income	—	—		—	(0.04)	—
Total distributions	—	—		—	(0.04)	—
Net asset value, end of period	$10.11	$12.11		$11.59	$12.03	$10.21
Total return (3)	(16.52)%	4.49	% (10)	(3.66)%	18.21%	2.10	% (4)
Net assets, at end of period	$1,235,620	$6,039,533		$7,296,472	$1,798,167	$10
Ratio of gross expenses to average net assets (5,7)	1.78%	1.94%		1.89%	16.22%	1.95	% (6)
Ratio of net expenses to average net assets (7)	1.75%	1.75%		1.75%	1.75%	1.75	% (6)
Ratio of net investment income (loss) to average net assets (7)	(0.65)%	(1.28)%		(1.44)%	(1.39)%	0.00	% (6)
Portfolio Turnover Rate	0%	0%		0%	0%	0	% (4)

(1)	The Leland Currency Strategy Fund Class A shares commenced operations on May 30, 2014.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(4)	Not annualized.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.

(6)	Annualized.

(7)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(8)	Amount represents less than $0.01.

(9)	Includes realized loss due to investment violation reimbursed by the advisor.

(10)	Before the reimbursement from the advisor for the loss on investment violation, the total return for the year would have been 4.40%.

See accompanying notes to financial statements.

LELAND FUNDS
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	LELAND CURRENCY STRATEGY FUND
	Class C
	Year Ended		Year Ended		Year Ended		Year Ended	Period Ended
	September 30,		September 30,		September 30,		September 30,	September 30,
	2018		2017		2016		2015	2014 (1)
Net asset value, beginning of period	$11.86		$11.44		$11.96		$10.21	$10.00
Activity from investment operations:
Net investment income (loss) (2)	(0.16)		(0.23)		(0.26)		(0.26)	0.00	(8)
Net realized and unrealized gain (loss) on investments	(1.87	) (9)	0.64		(0.26	) (9)	2.03	0.21
Total from investment operations	(2.03)		0.41		(0.52)		1.77	0.21
Paid in capital from redemption fees	—		0.00	(8)	0.00	(8)	0.02	—
Payment by affiliate for investment violations	—		0.01	(10)	—		—	—
Less distributions from:
Net investment income	—		—		—		(0.04)	—
Total distributions	—		—		—		(0.04)	—
Net asset value, end of period	$9.83		$11.86		$11.44		$11.96	$10.21
Total return (3)	(17.12)%		3.67	% (11)	(4.35)%		17.53%	2.10	% (4)
Net assets, at end of period	$244,906		$920,197		$1,441,739		$322,786	$10
Ratio of gross expenses to average net assets (5,7)	2.53%		2.69%		2.64%		16.97%	2.70	% (6)
Ratio of net expenses to average net assets (7)	2.50%		2.50%		2.50%		2.50%	2.50	% (6)
Ratio of net investment income (loss) to average net assets (7)	(1.41)%		(2.04)%		(2.19)%		(2.16)%	0.00	% (6)
Portfolio Turnover Rate	0%		0%		0%		0%	0	% (4)

(1)	The Leland Currency Strategy Fund Class C shares commenced operations on May 30, 2014.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(4)	Not annualized.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.

(6)	Annualized.

(7)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(8)	Amount represents less than $0.01.

(9)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

(10)	Includes realized loss due to investment violation reimbursed by the advisor.

(11)	Before the reimbursement from advisor for the loss on investment violation, the total return for the year would have been 3.58%.

See accompanying notes to financial statements.

LELAND FUNDS
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	LELAND CURRENCY STRATEGY FUND
	Class I
	Year Ended	Year Ended		Year Ended		Year Ended	Period Ended
	September 30,	September 30,		September 30,		September 30,	September 30,
	2018	2017		2016		2015	2014 (1)
Net asset value, beginning of period	$12.16	$11.61		$12.02		$10.21	$10.00
Activity from investment operations:
Net investment loss (2)	(0.04)	(0.12)		(0.14)		(0.17)	(0.05)
Net realized and unrealized gain (loss) on investments	(1.94)	0.66		(0.27	) (9)	2.01	0.26
Total from investment operations	(1.98)	0.54		(0.41)		1.84	0.21
Paid in capital from redemption fees	0.00 (8)	0.00	(8)	0.00	(8)	0.01	—
Payment by affiliate for investment violations	—	0.01	(10)	—		—	—
Less distributions from:
Net investment income	—	—		—		(0.04)	—
Total distributions	—	—		—		(0.04)	—
Net asset value, end of period	$10.18	$12.16		$11.61		$12.02	$10.21
Total return (3)	(16.28)%	4.74	% (11)	(3.41)%		18.11%	2.10	% (4)
Net assets, at end of period	$8,255,091	$10,804,674		$21,623,290		$2,016,332	$107,676
Ratio of gross expenses to average net assets (5,7)	1.53%	1.69%		1.64%		15.97%	1.70	% (6)
Ratio of net expenses to average net assets (7)	1.50%	1.50%		1.50%		1.50%	1.50	% (6)
Ratio of net investment loss to average net assets (7)	(0.32)%	(1.05)%		(1.18)%		(1.41)%	(1.45	)% (6)
Portfolio Turnover Rate	0%	0%		0%		0%	0	% (4)

(1)	The Leland Currency Strategy Fund Class I shares commenced operations on May 30, 2014.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(4)	Not annualized.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.

(6)	Annualized.

(7)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(8)	Amount represents less than $0.01.

(9)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

(10)	Includes realized loss due to investment violation reimbursed by the advisor.

(11)	Before the reimbursement from advisor for the loss on investment violation, the total return for the year would have been 4.65%.

See accompanying notes to financial statements.

LELAND FUNDS
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	LELAND REAL ASSET OPPORTUNITIES FUND
	Class A
	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
	2018	2017	2016	2015	2014 (1)
Net asset value, beginning of period	$9.07	$8.84	$7.45	$9.39	$10.00
Activity from investment operations:
Net investment income (2)	0.31	0.32	0.31	0.10	0.30
Net realized and unrealized gain (loss) on investments	(0.44)	0.27	1.24	(1.93)	(0.74)
Total from investment operations	(0.13)	0.59	1.55	(1.83)	(0.44)
Paid in capital from redemption fees (8)	0.00	0.00	0.00	0.00	0.00
Less distributions from:
Net investment income	(0.41)	(0.36)	(0.16)	(0.08)	(0.17)
Net return of capital	—	—	—	(0.03)	—
Total distributions	(0.41)	(0.36)	(0.16)	(0.11)	(0.17)
Net asset value, end of period	$8.53	$9.07	$8.84	$7.45	$9.39
Total return (3)	(1.41)%	6.74%	21.40%	(19.66)%	(4.52	)% (4)
Net assets, at end of period (000s)	$2,771	$9,254	$14,251	$20,429	$88,373
Ratio of gross expenses to average net assets (5,7)	1.84%	1.81%	1.61%	1.41%	1.51	% (6)
Ratio of net expenses to average net assets (7)	1.40%	1.40%	1.40%	1.40%	1.40	% (6)
Ratio of net investment income to average net assets (7,9)	3.55%	3.53%	4.02%	1.17%	2.90	% (6)
Portfolio Turnover Rate	61%	37%	81%	149%	90	% (4)

(1)	The Leland Real Asset Opportunities Fund’s Class A shares commenced operations on October 1, 2013.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(4)	Not annualized.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.

(6)	Annualized.

(7)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(8)	Amount represents less than $0.01.

(9)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

LELAND FUNDS
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	LELAND REAL ASSET OPPORTUNITIES FUND
	Class C
	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
	2018	2017	2016	2015	2014 (1)
Net asset value, beginning of period	$8.99	$8.77	$7.42	$9.37	$10.00
Activity from investment operations:
Net investment income (2)	0.29	0.25	0.25	0.05	0.22
Net realized and unrealized gain (loss) on investments	(0.49)	0.27	1.24	(1.94)	(0.74)
Total from investment operations	(0.20)	0.52	1.49	(1.89)	(0.52)
Paid in capital from redemption fees	—	—	0.00 (8)	0.00 (8)	0.00	(8)
Less distributions from:
Net investment income	(0.28)	(0.30)	(0.14)	(0.03)	(0.11)
Net return of capital	—	—	—	(0.03)	—
Total distributions	(0.28)	(0.30)	(0.14)	(0.06)	(0.11)
Net asset value, end of period	$8.51	$8.99	$8.77	$7.42	$9.37
Total return (3)	(2.18)%	5.96%	20.42%	(20.16)%	(5.22	)% (4)
Net assets, at end of period (000s)	$6,421	$10,388	$14,113	$20,123	$49,892
Ratio of gross expenses to average net assets (5,7)	2.59%	2.56%	2.36%	2.16%	2.26	% (6)
Ratio of net expenses to average net assets (7)	2.15%	2.15%	2.15%	2.15%	2.15	% (6)
Ratio of net investment income to average net assets (7,9)	3.35%	2.78%	3.27%	0.58%	2.13	% (6)
Portfolio Turnover Rate	61%	37%	81%	149%	90	% (4)

(1)	The Leland Real Asset Opportunities Fund’s Class C shares commenced operations on October 1, 2013.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(4)	Not annualized.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.

(6)	Annualized.

(7)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(8)	Amount represents less than $0.01.

(9)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

LELAND FUNDS
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	LELAND REAL ASSET OPPORTUNITIES FUND
	Class I
	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
	2018	2017	2016	2015	2014 (1)
Net asset value, beginning of period	$8.94	$8.72	$7.39	$9.40	$10.00
Activity from investment operations:
Net investment income (2)	0.38	0.34	0.34	0.12	0.31
Net realized and unrealized gain (loss) on investments	(0.49)	0.26	1.22	(1.93)	(0.72)
Total from investment operations	(0.11)	0.60	1.56	(1.81)	(0.41)
Paid in capital from redemption fees (8)	0.00	0.00	0.00	0.00	0.00
Less distributions from:
Net investment income	(0.46)	(0.38)	(0.23)	(0.17)	(0.19)
Net return of capital	—	—	—	(0.03)	—
Total distributions	(0.46)	(0.38)	(0.23)	(0.20)	(0.19)
Net asset value, end of period	$8.37	$8.94	$8.72	$7.39	$9.40
Total return (3)	(1.19)%	6.97%	21.59%	(19.44)%	(4.22	)% (4)
Net assets, at end of period (000s)	$16,994	$24,350	$27,662	$34,754	$152,845
Ratio of gross expenses to average net assets (5,7)	1.59%	1.56%	1.36%	1.16%	1.26	% (6)
Ratio of net expenses to average net assets (7)	1.15%	1.15%	1.15%	1.15%	1.15	% (6)
Ratio of net investment income to average net assets (7,9)	4.47%	3.78%	4.36%	1.41%	2.99	% (6)
Portfolio Turnover Rate	61%	37%	81%	149%	90	% (4)

(1)	The Leland Real Asset Opportunities Fund’s Class I shares commenced operations on October 1, 2013.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(4)	Not annualized.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.

(6)	Annualized.

(7)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(8)	Amount represents less than $0.01.

(9)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

LELAND FUNDS
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	LELAND THOMSON REUTERS PRIVATE EQUITY INDEX FUND
	Class A
	Year Ended	Year Ended	Year Ended	Period Ended
	September 30,	September 30,	September 30,	September 30,
	2018	2017	2016	2015 (1)
Net asset value, beginning of period	$11.83	$10.28	$9.28	$10.00
Activity from investment operations:
Net investment income (2)	0.04	0.06	0.03	0.06
Net realized and unrealized gain (loss) on investments	2.66	1.64	1.41	(0.78)
Total from investment operations	2.70	1.70	1.44	(0.72)
Paid in capital from redemption fees	0.01	—	—	—
Less distributions from:
Net investment income	(0.22)	—	(0.44)	—
Net realized gains	(0.35)	(0.15)	—	—
Total distributions	(0.57)	(0.15)	(0.44)	—
Net asset value, end of period	$13.97	$11.83	$10.28	$9.28
Total return (3)	23.41%	16.71%	15.72%	(7.20	)% (4)
Net assets, at end of period	$1,123,625	$727,863	$24,844	$9
Ratio of gross expenses to average net assets (5,7)	2.05%	2.06%	1.87%	1.96	% (6)
Ratio of net expenses to average net assets (7)	1.75%	1.75%	1.75%	1.75	% (6)
Ratio of net investment income to average net assets (7)	0.33%	0.50%	0.33%	3.37	% (6)
Portfolio Turnover Rate	38%	48%	53%	51	% (4)

(1)	The Leland Thomson Reuters Private Equity Index Fund’s Class A shares commenced operations on September 18, 2015.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(4)	Not annualized.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.

(6)	Annualized.

(7)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

See accompanying notes to financial statements.

LELAND FUNDS
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	LELAND THOMSON REUTERS PRIVATE EQUITY INDEX FUND
	Class C
	Year Ended	Year Ended	Year Ended	Period Ended
	September 30,	September 30,	September 30,	September 30,
	2018	2017	2016	2015 (1)
Net asset value, beginning of period	$11.71	$10.26	$9.28	$10.00
Activity from investment operations:
Net investment income (loss) (2)	(0.05)	(0.04)	(0.05)	0.06
Net realized and unrealized gain (loss) on investments	2.63	1.64	1.47 (8)	(0.78)
Total from investment operations	2.58	1.60	1.42	(0.72)
Less distributions from:
Net investment income	(0.12)	—	(0.44)	—
Net realized gains	(0.35)	(0.15)	—	—
Total distributions	(0.47)	(0.15)	(0.44)	—
Net asset value, end of period	$13.82	$11.71	$10.26	$9.28
Total return (3)	22.42%	15.76%	15.49%	(7.20	)% (4)
Net assets, at end of period	$664,524	$109,775	$94,823	$9
Ratio of gross expenses to average net assets (5,7)	2.80%	2.81%	2.62%	2.71	% (6)
Ratio of net expenses to average net assets (7)	2.50%	2.50%	2.50%	2.50	% (6)
Ratio of net investment income (loss) to average net assets (7)	(0.40)%	(0.36)%	(0.54)%	4.12	% (6)
Portfolio Turnover Rate	38%	48%	53%	51	% (4)

(1)	The Leland Thomson Reuters Private Equity Index Fund’s Class C shares commenced operations on September 18, 2015.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(4)	Not annualized.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.

(6)	Annualized.

(7)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(8)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

See accompanying notes to financial statements.

LELAND FUNDS
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	LELAND THOMSON REUTERS PRIVATE EQUITY INDEX FUND
	Class I
	Year Ended	Year Ended	Year Ended	Period Ended
	September 30,	September 30,	September 30,	September 30,
	2018	2017	2016	2015 (1)
Net asset value, beginning of period	$11.88	$10.30	$9.29	$10.00
Activity from investment operations:
Net investment income (2)	0.08	0.08	0.07	0.01
Net realized and unrealized gain (loss) on investments	2.68	1.65	1.38	(0.72)
Total from investment operations	2.76	1.73	1.45	(0.71)
Paid in capital from redemption fees	0.00 (8)	0.00 (8)	—	—
Less distributions from:
Net investment income	(0.24)	—	(0.44)	—
Net realized gains	(0.35)	(0.15)	—	—
Total distributions	(0.59)	(0.15)	(0.44)	—
Net asset value, end of period	$14.05	$11.88	$10.30	$9.29
Total return (3)	23.71%	16.98%	15.94%	(7.10	)% (4)
Net assets, at end of period	$18,107,667	$9,884,028	$6,835,280	$5,101,640
Ratio of gross expenses to average net assets (5,7)	1.80%	1.81%	1.62%	1.71	% (6)
Ratio of net expenses to average net assets (7)	1.50%	1.50%	1.50%	1.50	% (6)
Ratio of net investment income to average net assets (7)	0.59%	0.70%	0.71%	3.12	% (6)
Portfolio Turnover Rate	38%	48%	53%	51	% (4)

(1)	The Leland Thomson Reuters Private Equity Index Fund’s Class I shares commenced operations on September 18, 2015.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(4)	Not annualized.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.

(6)	Annualized.

(7)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(8)	Amount represents less than $0.01 per share.

See accompanying notes to financial statements.

LELAND FUNDS
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	LELAND THOMSON REUTERS VENTURE CAPITAL INDEX FUND
	Class A
	Year Ended	Year Ended	Year Ended	Period Ended		Period Ended
	September 30,	September 30,	September 30,	September 30,		March 31,
	2018	2017	2016	2015 (1)		2015 (2)
Net asset value, beginning of period	$14.73	$11.50	$10.42	$10.82		$10.00
Activity from investment operations:
Net investment loss (3)	(0.15)	(0.10)	(0.03)	(0.06)		(0.01)
Net realized and unrealized gain (loss) on investments	6.87	3.77	2.05	(0.28)		1.09
Total from investment operations	6.72	3.67	2.02	(0.34)		1.08
Paid in capital from redemption fees	0.02	—	—	—		—
Less distributions from:
Net investment income	(0.36)	—	(0.34)	(0.00	) (9)	(0.26)
Net realized gains	(1.23)	(0.44)	(0.60)	(0.06)		—
Total distributions	(1.59)	(0.44)	(0.94)	(0.06)		(0.26)
Net asset value, end of period	$19.88	$14.73	$11.50	$10.42		$10.82
Total return (4)	49.63%	33.24%	19.37%	(3.14)%		10.83	% (5)
Net assets, at end of period	$41,820,390	$1,518,979	$313,657	$4,958		$5,162
Ratio of gross expenses to average net assets (6,8)	1.99%	1.99%	1.83%	4.52	% (7)	6.37	% (7)
Ratio of net expenses to average net assets (8)	1.75%	1.75%	1.75%	1.75	% (7)	1.75	% (7)
Ratio of net investment loss to average net assets (8)	(0.82)%	(0.72)%	(0.34)%	(1.09	)% (7)	(0.14	)% (7)
Portfolio Turnover Rate	47%	88%	256%	42	% (5)	19	% (5)

(1)	For the period of April 1, 2015 to September 30, 2015.

(2)	The Leland Thomson Reuters Venture Capital Index Fund Class A shares commenced operations on October 1, 2014.

(3)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(4)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(5)	Not annualized.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.

(7)	Annualized.

(8)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(9)	Amount represents less than $0.01 per share.

See accompanying notes to financial statements.

LELAND FUNDS
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	LELAND THOMSON REUTERS VENTURE CAPITAL INDEX FUND
	Class C
	Year Ended	Year Ended	Year Ended	Period Ended
	September 30,	September 30,	September 30,	September 30,
	2018	2017	2016	2015 (1)
Net asset value, beginning of period	$14.52	$11.43	$10.43	$10.82
Activity from investment operations:
Net investment income (loss) (2)	(0.28)	(0.20)	(0.11)	—
Net realized and unrealized gain (loss) on investments	6.78	3.73	2.05	(0.39)
Total from investment operations	6.50	3.53	1.94	(0.39)
Paid in capital from redemption fees	0.01	—	—	—
Less distributions from:
Net investment income	(0.34)	—	(0.34)	—
Net realized gains	(1.23)	(0.44)	(0.60)	—
Total distributions	(1.57)	(0.44)	(0.94)	—
Net asset value, end of period	$19.46	$14.52	$11.43	$10.43
Total return (3)	48.59%	32.19%	18.63%	(3.60	)% (4)
Net assets, at end of period	$6,198,462	$97,908	$28,053	$10
Ratio of gross expenses to average net assets (5,7)	2.74%	2.74%	2.58%	5.27	% (6)
Ratio of net expenses to average net assets (7)	2.50%	2.50%	2.50%	2.50	% (6)
Ratio of net investment income (loss) to average net assets (7)	(1.57)%	(1.50)%	(1.08)%	0.00	% (6)
Portfolio Turnover Rate	47%	88%	256%	42	% (4)

(1)	The Leland Thomson Reuters Venture Capital Index Fund Class C shares commenced operations on September 23, 2015.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(4)	Not annualized.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.

(6)	Annualized.

(7)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

See accompanying notes to financial statements.

LELAND FUNDS
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	LELAND THOMSON REUTERS VENTURE CAPITAL INDEX FUND
	Class I
	Year Ended	Year Ended	Year Ended	Period Ended		Period Ended
	September 30,	September 30,	September 30,	September 30,		March 31,
	2018	2017	2016	2015 (1)		2015 (2)
Net asset value, beginning of period	$14.79	$11.51	$10.44	$10.83		$10.00
Activity from investment operations:
Net investment income (loss) (3)	(0.10)	(0.06)	(0.02)	(0.02)		0.00	(9)
Net realized and unrealized gain (loss) on investments	6.88	3.78	2.04	(0.31)		1.09
Total from investment operations	6.78	3.72	2.02	(0.33)		1.09
Paid in capital from redemption fees	0.00 (9)	—	0.00 (9)	—		—
Less distributions from:
Net investment income	(0.37)	—	(0.35)	(0.00	) (9)	(0.26)
Net realized gains	(1.23)	(0.44)	(0.60)	(0.06)		—
Total distributions	(1.60)	(0.44)	(0.95)	(0.06)		(0.26)
Net asset value, end of period	$19.97	$14.79	$11.51	$10.44		$10.83
Total return (4)	49.75%	33.66%	19.44%	(3.05)%		10.94	% (5)
Net assets, at end of period	$54,376,899	$12,190,993	$13,474,055	$10,449,044		$10,772,203
Ratio of gross expenses to average net assets (6,8)	1.74%	1.74%	1.58%	4.27	% (7)	5.92	% (7)
Ratio of net expenses to average net assets (8)	1.50%	1.50%	1.50%	1.50	% (7)	1.50	% (7)
Ratio of net investment income (loss) to average net assets (8)	(0.54)%	(0.48)%	(0.13)%	(0.36	)% (7)	0.05	% (7)
Portfolio Turnover Rate	47%	88%	256%	42	% (5)	19	% (5)

(1)	For the period of April 1, 2015 to September 30, 2015.

(2)	The Leland Thomson Reuters Venture Capital Index Fund I shares commenced operations on October 1, 2014.

(3)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(4)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(5)	Not annualized.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.

(7)	Annualized.

(8)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(9)	Amount represents less than $0.01 per share.

See accompanying notes to financial statements.

LELAND FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2018

1.	ORGANIZATION

The Leland Currency Strategy Fund (“Currency Strategy Fund”), formerly known as Good Harbor Tactical Currency Strategy Fund, the Leland Real Asset Opportunities Fund (“Real Asset Opportunities Fund”), formerly known as the Good Harbor Tactical Equity Income Fund, the Leland Thomson Reuters Private Equity Index Fund (“Private Equity Index Fund”), and the Leland Thomson Reuters Venture Capital Index Fund (“Venture Capital Index Fund”), formerly known as MPS Thomson Reuters Venture Capital Index Fund, are each a non-diversified series of shares of beneficial interest of Northern Lights Fund Trust III (the “Trust”), a Delaware statutory trust organized on December 5, 2011 under the laws of the state of Delaware registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company (Currency Strategy Fund, Real Asset Opportunities Fund, Private Equity Index Fund, and Venture Capital Index Fund are each a “Fund” and collectively the “Funds”). The investment objective of the Currency Strategy Fund is total return from capital appreciation and income. The investment objective of the Real Asset Opportunities Fund is total return from capital appreciation with an emphasis on income. The investment objective of the Private Equity Index Fund is to correspond generally to the price performance of a specific benchmark designed to track the aggregate performance of U.S. private equity-backed companies. The investment objective of the Venture Capital Index Fund is to correspond generally to the price performance of a specific benchmark designed to track the aggregate performance of U.S. venture capital-backed companies.

Each Fund currently offers three classes of shares: Class A, Class I and Class C shares. Class A shares are offered at net asset value (“NAV”) plus a maximum sales charge of 5.75%. Class I and Class C shares are offered at NAV. Each share class represents an interest in the same assets of the Fund and share classes are identical except for differences in their distribution charges, sales charges, and minimum investment amounts. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. Each Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class. The Currency Strategy Fund commenced operations on May 30, 2014, the Real Asset Opportunities Fund commenced operations on October 1, 2013 and the Private Equity Index Fund commenced operations on September 18, 2015. The Venture Capital Index Fund Class A and Class I shares commenced operations on October 1, 2014. The Venture Capital Index Fund acquired all of the assets and liabilities of the MPS Thomson Reuters Venture Capital Index Fund (the “Predecessor Fund”) in a tax-free reorganization on September 24, 2015. In connection with this acquisition, Institutional Class shares of the Predecessor Fund were exchanged for Class I shares of the Venture Capital Index Fund; and Class A shares of the Predecessor Fund were exchanged for Class A shares of the Venture Capital Index Fund. The Venture Capital Index Fund Class C shares commenced operations on September 23, 2015. The Venture Capital Index Fund changed its fiscal year end from March 31 to September 30.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update (“ASU”) 2013-08.

Security Valuation – Securities are valued at the last sale price on the exchange in which such securities are primarily traded, as of the close of business on the day the securities are being valued. In the absence of a sale on the primary exchange, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. NASDAQ traded securities are valued using the NASDAQ Official Closing Price. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate. Investments in swap contracts are reported at fair value based on daily price reporting from the swap counterparty.

LELAND FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2018

Each Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Trust’s Board of Trustees (“the Board”).

The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Underlying Funds – A Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). Underlying open-end investment companies are valued at their respective NAVs as reported by such investment companies. The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Board of Directors of the Underlying Funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the NAV per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.

The Funds utilize various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

LELAND FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2018

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of September 30, 2018 for the Funds’ investments measured at fair value:

CURRENCY STRATEGY FUND

Assets	Level 1	Level 2	Level 3	Total
Investments *
Short-Term Investment	$8,416,098	$—	$—	$8,416,098
Total	$8,416,098	$—	$—	$8,416,098
Derivatives
Forward Foreign Currency Contracts	$—	$209,104	$—	$209,104
Liabilities
Derivatives
Forward Foreign Currency Contracts	$—	$283,183	$—	$283,183

REAL ASSET OPPORTUNITIES FUND

Assets	Level 1	Level 2	Level 3	Total
Investments *
Common Stocks	$4,949,081	$—	$—	$4,949,081
Exchange Traded Funds	4,094,309	—	—	4,094,309
Limited Partnerships	1,465,371	—	—	1,465,371
Real Estate Investment Trusts	15,043,380	—	—	15,043,380
Short Term Investment	824,575	—	—	824,575
Total	$26,376,716	$—	$—	$26,376,716

LELAND FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2018

PRIVATE EQUITY INDEX FUND

Assets	Level 1	Level 2	Level 3	Total
Investments *
Common Stocks	$18,833,746	$—	$—	$18,833,746
Real Estate Investment Trusts	80,231	—	—	80,231
Short Term Investment	889,476	—	—	889,476
Total	$19,803,453	$—	$—	$19,803,453
Assets
Derivatives
Swap Contracts **	$—	$79,362	$—	$79,362
Liabilities
Derivatives
Swap Contracts **	$—	$2,477	$—	$2,477

VENTURE CAPITAL INDEX FUND

Assets	Level 1	Level 2	Level 3	Total
Investments *
Common Stocks	$96,105,736	$—	$—	$96,105,736
Short Term Investment	7,708,178	—	—	7,708,178
Total	$103,813,914	$—	$—	$103,813,914
Assets
Derivatives
Swap Contracts **	$—	$470,307	$—	$470,307
Liabilities
Derivatives
Swap Contracts **	$—	$583,552	$—	$583,552

The Funds did not hold any Level 3 securities during the period. There were no transfers between Level 1 and Level 2 during the current period presented. It is the Funds’ policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period.

*	Refer to the Portfolios of Investments for security classifications.

**	Cumulative appreciation (depreciation) of swap contracts is reported in the above table.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities using the effective interest method.

Return of capital distributions received from REIT securities and Master Limited Partnership ETFs are recorded as an adjustment to the cost of the security and thus may impact unrealized or realized gains or losses on the security. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Exchange Traded Funds – The Funds may invest in exchange traded funds (“ETFs”). ETFs are a type of fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities in which they invest, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

LELAND FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2018

Foreign Currency Translations – The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments, are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade.

Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Forward Foreign Currency Contracts – The Funds gain economic exposure to foreign currencies through their investment in forward foreign currency contracts comparable to the exposure that it would have had if it had bought or sold the foreign currencies directly. The market value of the contract fluctuates with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. As foreign securities are sold, a portion of the contract is generally closed and a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses from contract transactions are included as a component of net realized gains (losses) from investments and forward foreign currency contracts in the Statements of Operations. For the year ended September 30, 2018, the Currency Strategy Fund had net realized losses of $2,799,260 on forward foreign currency contracts.

Swap Agreements – The Funds are subject to equity price risk in the normal course of pursuing its investment objective. The Funds may hold swaps subject to equity price risk. The Funds may enter into various swap transactions for investment purposes or to manage interest rate, equity, foreign exchange (currency) or credit risk. These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments.

The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statements of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statements of Assets and Liabilities and may be referred to as upfront payments. The Funds amortize upfront payments and/or accrue for the fixed payment stream on swap agreements on a daily basis with the net amount recorded as a component of unrealized gain or loss on the Statements of Operations. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statements of Operations. The Funds segregate liquid securities having a value at least equal to the amount of its current obligation under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statements of Assets and Liabilities. The Funds are subject to equity price risk. The Funds’ maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive.

As of September 30, 2018, the Private Equity Index Fund had net unrealized gains from open swap contracts in the amount of $76,885, while the Venture Capital Index Fund had net unrealized losses from open swap contracts in the amount of $113,245. For the year ended September 30, 2018, the Private Equity Index Fund and the Venture Capital Index Fund had realized gains of $1,301,065 and $6,134,002 from swap contracts, respectively.

The derivative instruments outstanding as of September 30, 2018 as disclosed in the Portfolios of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statements of Operations serve as indicators of the volume of derivative activity for the Funds.

LELAND FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2018

Impact of Derivatives on the Statements of Assets and Liabilities and Statements of Operations

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of September 30, 2018:

		Asset Derivatives		Liability Derivatives
	Contract
	Type/Primary Risk	Balance Sheet		Balance Sheet
Fund	Exposure	Location	Fair Value	Location	Fair Value
Currency Strategy Fund	Currency	Unrealized appreciation on forward foreign currency transactions	$209,104	Unrealized depreciation on forward foreign currency transactions	$283,183

Private Equity Index Fund	Equity	Unrealized gain on swap contracts	79,362	Unrealized loss on swap contracts	2,477

Venture Capital Index Fund	Equity	Unrealized gain on swap contracts	470,307	Unrealized loss on swap contracts	583,552

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations as of September 30, 2018:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Forward Foreign Currency Contracts	Net realized gain (loss) from forward foreign currency contracts;
Net change in unrealized appreciation (depreciation) on forward foreign currency translation

Swap Contracts	Net realized gain (loss) from swap contracts;
Net change in unrealized appreciation (depreciation) on swaps

The following is a summary of the Funds’ realized gain (loss) on derivative investments recognized in the Statements of Operations categorized by primary risk exposure for the year ended:

Realized gain/(loss) on derivatives recognized in the Statements of Operations
			Total for the year ended September
Derivative Investment Type	Equity Risk	Currency Risk	30, 2018
Currency Strategy Fund
Forward Foreign Currency Contracts	$—	$(2,799,260)	$(2,799,260)
Private Equity Index Fund
Swap Contracts	1,301,065	—	1,301,065
Venture Capital Index Fund
Swap Contracts	6,134,002	—	6,134,002

LELAND FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2018

Net change in unrealized appreciation/(depreciation) on derivatives recognized in the Statements of Operations
			Total for the year ended September
Derivative Investment Type	Equity Risk	Currency Risk	30, 2018
Currency Strategy Fund
Forward Foreign Currency Contracts	$—	$130,131	$130,131
Private Equity Index Fund
Swap Contracts	(34,853)	—	(34,853)
Venture Capital Index Fund
Swap Contracts	164,328	—	164,328

Offsetting of Financial Assets and Derivative Assets

The following tables show additional information regarding the offsetting of assets and liabilities at September 30, 2018 for the Currency Strategy Fund, Private Equity Index Fund, and Venture Capital Index Fund:

Currency Strategy Fund

Gross Amounts Not Offset in the
Assets:				Statement of Assets & Liabilities
		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented
	Gross Amounts	Statement of	in the Statement
	of Recognized	Assets &	of Assets &	Financial	Cash Collateral
Description	Assets	Liabilities	Liabilities	Instruments	Received *	Net Amount **
Forward Foreign Currency
Transactions	$209,104	$—	$209,104	$(209,104)	$—	$—
Total	$209,104	$—	$209,104	$(209,104)	$—	$—

Currency Strategy Fund

Gross Amounts Not Offset in the
Liabilities				Statement of Assets & Liabilities
Net Amounts of
		Gross Amounts	Liabilities
		Offset in the	Presented in the
	Gross Amounts	Statement of	Statement of
	of Recognized	Assets &	Assets &	Financial	Cash Collateral
Description	Liabilities	Liabilities	Liabilities	Instruments	Pledged *	Net Amount **
Forward Foreign Currency
Transactions	$(283,183)	$—	$(283,183)	$209,104	$74,079	$—
Total	$(283,183)	$—	$(283,183)	$209,104	$74,079	$—

LELAND FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2018

Private Equity Index Fund

Gross Amounts Not Offset in the
Assets:				Statement of Assets & Liabilities
		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented
	Gross Amounts	Statement of	in the Statement
	of Recognized	Assets &	of Assets &	Financial	Cash Collateral
Description	Assets	Liabilities	Liabilities	Instruments	Received *	Net Amount **
Swap Contracts	$79,362	$—	$79,362	$(2,477)	$—	$76,885
Total	$79,362	$—	$79,362	$(2,477)	$—	$76,885

Private Equity Index Fund

Gross Amounts Not Offset in the
Liabilities:				Statement of Assets & Liabilities
Net Amounts of
		Gross Amounts	Liabilities
		Offset in the	Presented in the
	Gross Amounts	Statement of	Statement of
	of Recognized	Assets &	Assets &	Financial	Cash Collateral
Description	Liabilities	Liabilities	Liabilities	Instruments	Pledged *	Net Amount **
Swap Contracts	$(2,477)	$—	$(2,477)	$2,477	$—	$—
Total	$(2,477)	$—	$(2,477)	$2,477	$—	$—

Venture Capital Index Fund

Gross Amounts Not Offset in the
Assets:				Statement of Assets & Liabilities
		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented
	Gross Amounts of	Statement of	in the Statement
	Recognized	Assets &	of Assets &	Financial	Cash Collateral
Description	Assets	Liabilities	Liabilities	Instruments ***	Received *	Net Amount **
Swaps Contracts	$470,307	$—	$470,307	$(470,307)	$—	$—
Total	$470,307	$—	$470,307	$(470,307)	$—	$—

LELAND FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2018

Venture Capital Index Fund

Gross Amounts Not Offset in the
Liabilities				Statement of Assets & Liabilities
Net Amounts of
		Gross Amounts	Liabilities As
		Offset in the	Presented in the
	Gross Amounts of	Statement of	Statement of
	Recognized	Assets &	Assets &	Financial	Cash Collateral
Description	Liabilities	Liabilities	Liabilities	Instruments ***	Pledged *	Net Amount **
Swaps Contracts	$(583,552)	$—	$(583,552)	$583,552	$—	$—
Total	$(583,552)	$—	$(583,552)	$583,552	$—	$—

*	Collateral pledged is limited to the net outstanding amount due to/from one individual counterparty. The actual collateral amounts pledged may exceed these amounts and fluctuate in value.

**	Net amount represents the net receivable (payable) that would be due from/to the counterparty in the event of default. Exposure from over the counter financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity.

***	Includes a portion of market value of securities held as collateral on swaps.

Distributions to Shareholders – The following table summarizes each Fund’s Investment Income and Capital Gain declaration policy:

Fund	Income Dividends	Capital Gains
Currency Strategy Fund	Annually	Annually
Real Asset Opportunities Fund	Monthly	Annually
Private Equity Index Fund	Annually	Annually
Venture Capital Index Fund	Annually	Annually

Each Fund records dividends and distributions to its shareholders on the ex-dividend date. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of each Fund.

Federal Income Tax – Each Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income tax is required. Management has analyzed the Funds’ tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended September 30, 2015 to September 30, 2017, or expected to be taken in the Funds’ September 30, 2018 year end tax returns. Each Fund identifies its major tax jurisdictions as U.S. federal, Nebraska and foreign jurisdictions where each Fund makes significant investments; however each Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Funds recognize interest and penalties if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the period, the Funds did not incur any interest or penalties.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

LELAND FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2018

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

3.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Good Harbor Financial, LLC (the “Advisor”), serves as investment advisor to the Funds. Subject to the authority of the Board, the Advisor is responsible for the management of each Fund’s investment portfolio.

Pursuant to an investment advisory agreement with the Trust, on behalf of the Funds, the Advisor, under the oversight of the Board, directs the daily operations of the Funds and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, each Fund pays the Advisor a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the Currency Strategy Fund and Real Asset Opportunities Fund’s average daily net assets and 1.25% of the Private Equity Index Fund and Venture Capital Index Fund’s average daily net assets. During the year ended September 30, 2018, the Advisor earned the following fees:

Fund	Advisory Fee
Currency Strategy Fund	$150,324
Real Asset Opportunities Fund	326,077
Private Equity Index Fund	194,347
Venture Capital Index Fund	609,254

Pursuant to a written agreement (the “Waiver Agreement”), the Advisor has agreed, at least until January 31, 2019, for the Currency Strategy Fund, Real Asset Opportunities Fund, Private Equity Index Fund, and Venture Capital Index Fund, to waive a portion of its advisory fee and to reimburse each Fund for other expenses to the extent necessary so that the total expenses incurred by each Fund (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Advisor)) do not exceed 1.40%, 2.15% and 1.15% of the daily average net assets attributable to the Real Asset Opportunities Fund, and 1.75%, 2.50%, and 1.50% of the daily average net assets attributable to the Currency Strategy Fund, Private Equity Index Fund, and Venture Capital Index Fund’s Class A, Class C and Class I shares (the “Expense Limitation”), respectively. During the year ended September 30, 2018, the Advisor waived fees and/or reimbursed expenses, pursuant to the Waiver Agreement, in the amounts of:

Fund	Fees waived by the Advisor
Currency Strategy Fund	$5,957
Real Asset Opportunities Fund	142,448
Private Equity Index Fund	46,594
Venture Capital Index Fund	116,158

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the operating expenses attributable to Class A, Class C and Class I shares are subsequently less than the Expense Limitation, the Advisor shall be entitled to reimbursement by the applicable Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the expenses to exceed the Expense Limitation. If Fund operating expenses attributable to Class A, Class C and Class I shares subsequently exceed the Expense Limitation, the reimbursements shall be suspended.

The Advisor may seek reimbursement only for expenses waived or paid by it during the three years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after

LELAND FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2018

the date of the Waiver Agreement (or any similar agreement). The table below contains the amounts of fee waivers and expense reimbursements subject to recapture by the Advisor through September 30 of the year indicated.

Fund	2019	2020	2021
Currency Strategy Fund	$31,244	$42,088	$5,957
Real Asset Opportunities Fund	116,483	214,515	142,448
Private Equity Index Fund	7,414	26,282	46,594
Venture Capital Index Fund	9,196	27,413	116,158

The Trust, with respect to each Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan for Class A and Class C shares (the “Plans”). The Plans provide that a monthly service fee is calculated at an annual rate of 0.25% and 1.00% of its average daily net assets attributable to each Fund’s Class A and Class C shares, respectively. Pursuant to the Plans, each Fund may compensate the securities dealers or other financial intermediaries, financial institutions, investment advisors, and others for activities primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing shareholders. The Plans further provide for periodic payments to brokers, dealers and other financial intermediaries, including insurance companies, for providing shareholder services and for promotional and other sales-related costs. Pursuant to the Plans, the table below shows the fees incurred during the year ended September 30, 2018.

Fund	Distribution (12b-1) fees incurred
Currency Strategy Fund
Class A	$6,974
Class C	5,542
Real Asset Opportunities Fund
Class A	12,481
Class C	79,898
Private Equity Index Fund
Class A	2,191
Class C	3,980
Venture Capital Index Fund
Class A	43,485
Class C	31,950

Northern Lights Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ Class A, Class C, and Class I shares. The table below shows the amount the Distributor received in underwriting commissions and the amount that was retained by the principal underwriter during the year ended September 30, 2018.

		Amount
	Underwriting	Retained by
Fund	Commissions	Underwriter
Currency Strategy Fund
Class A	$5,385	$838
Real Asset Opportunities Fund
Class A	598	78
Private Equity Index Fund
Class A	11,231	1,519
Venture Capital Index Fund
Class A	383,921	55,068

Class C shares of the Funds purchased prior to February 1, 2017 that are redeemed during the first 12 months, may be subject to a contingent deferred sales charge (“CDSC”) in the amount of the commissions paid on the shares redeemed. There were $0 of CDSC fees paid by shareholders of the Funds during the year ended September 30, 2018.

LELAND FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2018

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Gemini Fund Services, LLC. (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to an administrative servicing agreement with GFS, each Fund pays GFS customary fees based on aggregate net assets of the Funds, for providing administration, fund accounting, and transfer agency services to the Funds. In accordance with this agreement, GFS pays for all other operations services for the Funds, including but not limited to legal fees, audit fees, compliance services and custody fees. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Funds for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds as part of the administrative service fee.

BluGiant, LLC (“BluGiant”) – BluGiant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, BluGiant receives customary fees from the Funds as part of the administrative service fee.

4.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than U.S. Government securities and short-term investments, for the year ended September 30, 2018 were as follows:

Fund	Purchases	Sales
Currency Strategy Fund	$—	$—
Real Asset Opportunities Fund	17,604,771	27,299,291
Private Equity Index Fund	12,303,023	5,656,693
Venture Capital Index Fund	93,156,724	21,336,521

5.	REDEMPTION FEES

The Funds may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 30 days. The redemption fee is paid directly to each Fund. For the year ended September 30, 2018 the redemption fees paid are as follows:

Fund	Redemption Fee
Currency Strategy Fund
Class A	$945
Class I	416
Real Asset Opportunities Fund
Class A	52
Class I	607
Private Equity Index Fund
Class A	610
Class I	364
Venture Capital Index Fund
Class A	16,492
Class C	1,338
Class I	2,772

6.	UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The Currency Strategy Fund currently seeks to achieve its investment objective by investing a portion of its assets in the Invesco Short Term Investments Trust – Treasury Portfolio (the “Security”). The Fund may redeem its investments from the

LELAND FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2018

Security at any time if the Advisor determines that it is in the best interest of the Currency Strategy Fund and its shareholders to do so.

The performance of the Currency Strategy Fund will be directly affected by the performance of the Security. The annual report of the Security, along with the report of the independent registered public accounting firm is included in the applicable Security’s N-CSRs available at “www.sec.gov”. As of September 30, 2018, the percentage of the Currency Strategy Fund’s net assets invested in Invesco Short Term Investments Trust – Treasury Portfolio was 86.5%.

7.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of September 30, 2018 the following held in excess of 25% of the voting securities of the Funds listed, for the sole benefit of customers and may be deemed to control each Fund.

		Percentage of Voting
Fund	Shareholder	Securities as of
Currency Strategy Fund	National Financial Services LLC	32.6%
Real Asset Opportunities Fund	Wells Fargo Clearing Services, LLC	34.2%
	LPL Financial	27.4%
Private Equity Index Fund	National Financial Services LLC	74.7%

8.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The identified cost of investments in securities owned by each Fund for federal income tax purposes, and their respective gross unrealized appreciation and depreciation at September 30, 2018, were as follows:

		Gross	Gross	Net Unrealized
	Tax	Unrealized	Unrealized	Appreciation/
	Cost	Appreciation	Depreciation	(Depreciation)
Currency Strategy Fund	$8,416,093	$—	$—	$—
Real Asset Opportunities Fund	25,657,823	3,268,608	(2,549,715)	718,893
Private Equity Index Fund	16,574,807	3,603,991	(375,345)	3,228,646
Venture Capital Index Fund	91,140,167	13,942,179	(1,268,432)	12,673,747

LELAND FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2018

The tax character of distributions paid during the fiscal years ended September 30, 2018 and September 30, 2017 were as follows:

For the year ended September 30, 2018:

	Ordinary	Long-Term
	Income	Capital Gains	Total
Real Asset Opportunities Fund	$1,530,566	$—	$1,530,566
Private Equity Index Fund	493,363	99,414	592,777
Venture Capital Index Fund	1,676,007	380,819	2,056,826

For the year ended September 30, 2017:

	Ordinary	Long-Term
	Income	Capital Gains	Total
Real Asset Opportunities Fund	$2,042,847	$—	$2,042,847
Private Equity Index Fund	106,517	215	106,732
Venture Capital Index Fund	424,047	115,918	539,965

As of September 30, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

			Post				Total
	Undistributed	Undistributed	October Loss	Capital Loss	Other	Unrealized	Accumulated
	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Earnings/
	Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	(Deficits)
Currency Strategy Fund	$—	$—	$(1,911,626)	$(1,690,300)	$—	$(12,675)	$(3,614,601)
Real Asset Opportunities Fund	—	—	(1,549,486)	(48,452,624)	—	718,893	(49,283,217)
Private Equity Index Fund	1,108,252	70,405	—	—	—	3,228,646	4,407,303
Venture Capital Index Fund	5,275,504	132,698	—	—	—	12,673,747	18,081,949

The difference between book basis and tax basis unrealized appreciation/depreciation, accumulated net investment income/loss and accumulated net realized gain (loss) from investments are primarily attributable to the tax deferral of losses on wash sales, the mark-to-market treatment on open forward foreign currency contracts and swap contracts, adjustments for partnerships and tax adjustments for C-Corporation return of capital distributions.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Currency Strategy Fund incurred and elected to defer such late year losses of $30,097.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such capital losses as follows:

Post October
Losses
Real Asset Opportunities Fund	$1,549,486
Currency Strategy Fund	1,881,529

LELAND FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2018

At September 30, 2018, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Non-Expiring
	Short-Term	Long-Term	Total	CLCF Utilized
Currency Strategy Fund	$327,766	$1,362,534	$1,690,300	$—
Real Asset Opportunities Fund	41,784,644	6,667,980	48,452,624	307,673

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of non-deductible expenses, C-Corporation return of capital distributions, the reclassification of swap losses, net operating losses, ordinary losses netting to reduce short term capital gains, taxable over distributions, resulted in reclassifications for the Funds for the year ended September 30, 2018 as follows:

	Paid	Undistributed	Undistributed
	In	Ordinary	Long-Term
	Capital	Income (Loss)	Gains (Loss)
Currency Strategy Fund	$(307,368)	$307,368	$—
Real Asset Opportunities Fund	(167,165)	167,165	—
Private Equity Index Fund	—	98,031	(98,031)
Venture Capital Index Fund	—	658,951	(658,951)

9.	RECENT ACCOUNTING PRONOUNCEMENTS AND REPORTING UPDATES

In August 2018, the FASB issued ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the policy for the timing of transfers between levels. For investment companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is allowed. At this time, management is evaluating the implications of the ASU and any impact on the financial statement disclosures. In September 2018, the Securities and Exchange Commission released Final Rule 33-10532, captioned “Disclosure Update and Simplification,” which is intended to amend certain disclosure requirements that have become redundant, duplicative, overlapping, outdated or superseded, in light of other Commission disclosure requirements, GAAP, or changes in the information environment. These changes will be effective November 5, 2018. Management is currently evaluating the impact that this release will have on the Funds’ financial statements and related disclosures.

10.	SUBSEQUENT EVENTS

Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Leland Currency Strategy Fund, Leland Real Asset Opportunities Fund, Leland Thomson Reuters Private Equity Index Fund, and Leland Thomson Reuters Venture Capital Index Fund and Board of Trustees of Northern Lights Fund Trust III

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Leland Currency Strategy Fund, Leland Real Asset Opportunities Fund, Leland Thomson Reuters Private Equity Index Fund, and Leland Thomson Reuters Venture Capital Index Fund (the “Funds”), each a series of Northern Lights Fund Trust III, as of September 30, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the periods in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of September 30, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by Good Harbor Financial, LLC since 2013.

COHEN & COMPANY, LTD.
Cleveland, Ohio
November 29, 2018

LELAND FUNDS
EXPENSE EXAMPLES (Unaudited)
September 30, 2018

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, and contingent deferred sales charges (CDSCs); (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

Actual Expenses

The “Actual” table below provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period	Annualized
Actual	4/1/18	9/30/18	4/1/18 – 9/30/18 *	Expense Ratio
Leland Currency Strategy Fund
Class A	$1,000.00	$853.90	$8.13	1.75%
Class C	$1,000.00	$850.30	$11.60	2.50%
Class I	$1,000.00	$854.70	$6.97	1.50%
Leland Real Asset Opportunities Fund
Class A	$1,000.00	$1,095.70	$7.36	1.40%
Class C	$1,000.00	$1,090.40	$11.27	2.15%
Class I	$1,000.00	$1,096.30	$6.04	1.15%
Leland Thomson Reuters Private Equity Index Fund
Class A	$1,000.00	$1,158.40	$9.47	1.75%
Class C	$1,000.00	$1,154.60	$13.50	2.50%
Class I	$1,000.00	$1,060.20	$8.12	1.50%
Leland Thomson Reuters Venture Capital Index Fund
Class A	$1,000.00	$1,233.30	$9.80	1.75%
Class C	$1,000.00	$1,227.80	$13.96	2.50%
Class I	$1,000.00	$1,234.10	$8.40	1.50%

LELAND FUNDS
EXPENSE EXAMPLES (Unaudited) (Continued )
September 30, 2018

	Beginning	Ending	Expenses Paid
Hypothetical	Account Value	Account Value	During Period	Annualized
(5% return before expenses)	4/1/18	9/30/18	4/1/18 – 9/30/18 *	Expense Ratio
Leland Currency Strategy Fund
Class A	$1,000.00	$1,016.29	$8.85	1.75%
Class C	$1,000.00	$1,012.53	$12.61	2.50%
Class I	$1,000.00	$1,017.55	$7.59	1.50%
Leland Real Asset Opportunities Fund
Class A	$1,000.00	$1,018.05	$7.08	1.40%
Class C	$1,000.00	$1,014.29	$10.86	2.15%
Class I	$1,000.00	$1,019.30	$5.82	1.15%
Leland Thomson Reuters Private Equity Index Fund
Class A	$1,000.00	$1,016.29	$8.85	1.75%
Class C	$1,000.00	$1,012.53	$12.61	2.50%
Class I	$1,000.00	$1,017.55	$7.59	1.50%
Leland Thomson Reuters Venture Capital Index Fund
Class A	$1,000.00	$1,016.29	$8.85	1.75%
Class C	$1,000.00	$1,012.53	$12.61	2.50%
Class I	$1,000.00	$1,017.55	$7.59	1.50%

*	Expenses are equal to the average account value over the period, multiplied by the applicable Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (365).

LELAND FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)
September 30, 2018

Renewal of Advisory Agreements – Leland Real Asset Opportunities, Leland Thomson Reuters Private Equity Index Fund, Leland Thomson Reuters Venture Capital Index Fund*

In connection with a meeting held on August 21-22, 2018, the Board of Trustees (the “Board”) of the Northern Lights Fund Trust III (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of the investment advisory agreements (the “Advisory Agreements”) between Good Harbor Financial, LLC (“GHF”) and the Trust, with respect to the Leland Real Asset Opportunities, Leland Thomson Reuters Private Equity Index Fund, and Leland Thomson Reuters Venture Capital Index Fund (the “Leland AO”, “Leland PE”, and “Leland VC”, respectively, and collectively, the “Funds”). In considering the renewal of the Advisory Agreements, the Board received materials specifically relating to Leland AO, Leland PE, Leland VC and the Advisory Agreements.

The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreements and the weight to be given to each such factor. The Board’s conclusions were based on an evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching conclusions with respect to the Advisory Agreements.

Nature, Extent & Quality of Services. The Board noted that GHF was founded in 2003 and was wholly owned by Cedar Capital LLC. The Board further observed that GHF managed six Funds in the Trust with assets under management of approximately $511 million and that each Fund invested primarily in mutual funds using proprietary tactical asset allocation models. The Board commented that the GHF investment management team had extensive investment industry experience in portfolio management, quantitative analysis, research, compliance operations and trading, and had notable academic credentials.

The Board discussed how GHF’s investment process utilized various tactical allocation models designed to identify market trends and produce signals that adjusted to market volatility. The Board remarked that GHF reevaluated and adjusted the models to ensure quality investment management to Leland AO, Leland PE and Leland VC. The Board noted that GHF employed a comprehensive risk management plan with established risk and volatility guidelines customized for the strategies of Leland AO, Leland PE and Leland VC. The Board observed that GHF monitored its investment guidelines daily through pre-trade and back-end compliance testing and that its compliance committee met monthly. It discussed that GHF had the ability to leverage certain resources from its parent company. The Board concluded that GHF had a seasoned investment team that offered investors multiple investment strategies with a strong compliance and risk management culture. The Board expressed its expectation that GHF would continue to provide quality service to Leland AO, Leland PE and Leland VC and their respective shareholders.

Performance.

Leland AO—The Board noted Leland AO underperformed its peer group, Morningstar category and benchmark for the 1-year period with a bottom quartile ranking, and had underperformed its peer group, Morningstar category and benchmark for the 3-year and since inception (September 2013) periods as well. The Board discussed that Leland AO focused its investments on a subset of the broad equity universe represented in the S&P 500 TR Index, and that GHF attributed Leland AO’s underperformance to its allocation and stock selection in the real estate sector. The Board noted that since May 2018, Leland AO had performed better than the sub-sector indices. It also commented that because GHF managed Leland AO on fundamentals without technical factors, there would be periods of drawdowns. The Board also discussed GHF’s representation that Leland AO’s investment strategy had proven its ability to generate attractive risk-adjusted returns over a full market cycle in a separately managed account. Although past performance is not predictive of future returns, the Board concluded that GHF should be allowed to continue managing Leland AO over a full market cycle.

Leland PE—The Board remarked that Leland PE outperformed the peer group and Morningstar category over the one-year and since inception (September 2015) periods and had a second quartile ranking. The Board noted that Leland PE had been successful in achieving returns that matched the S&P 500 TR Index, but had underperformed

LELAND FUNDS
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
September 30, 2018

the Private Equity index due to its fees and expenses. The Board concluded that Leland PE had a unique investment strategy, that GHF managed Leland PE as it intended, and Leland PE was achieving its investment objective. Although past performance is not predictive of future returns, the Board concluded that GHF had provided reasonable results to Leland PE and its shareholders.

Leland VC—The Board observed that Leland VC significantly outperformed its peer group and Morningstar category over the 1-year, 3-year and since inception (October 2014) periods and posted a top quartile ranking over all time periods. The Board noted that Leland VC’s standard deviation compared to its peers was high, but was comparable to the benchmark and Leland VC had a respectable Sharpe ratio. The Board discussed that Leland VC had underperformed the benchmark, but that underperformance was not unexpected due to the effect of cash flows into Leland VC and its fees and expenses. The Board determined that GHF managed Leland VC as it intended and Leland VC was achieving its investment objective. Although past performance is not predictive of future returns, the Board concluded that GHF had provided reasonable results to Leland VC and its shareholders.

Fees and Expenses.

Leland AO—The Board noted that GHF’s 1.00% advisory fee for Leland AO was equal to the highest in the Morningstar category and was higher than the median and average of its peer group, although lower than the peer group high of 1.30%. The Board discussed that Leland AO’s 1.15% net expense ratio was tied with the high of the Morningstar category and higher than the median and average of its peer group, but lower than the 1.49% peer group high. The Board noted GHF’s explanation that Leland AO’s advisory fee was reasonable considering the expense limitations in place and GHF’s active management of Leland AO’s investment portfolio. Given these considerations, the Board concluded that the advisory fee for Leland AO was not unreasonable.

Leland PE—The Board remarked that GHF’s 1.25% advisory fee for Leland PE was the highest among its peer group, and double the Morningstar category average and median, but lower than the Morningstar category high of 1.40%. The Board observed that Leland PE’s 1.50% net expense ratio was higher than the peer group and Morningstar category averages and medians, but well below the 1.78% peer group high and significantly below the 3.65% Morningstar category high. The Board discussed GHF’s explanation that its advisory fee was reasonable because of the unique exposure Leland PE had to the private equity industry. It added that GHF used a replication strategy involving derivatives which added to the complexity and cost of managing Leland PE. The Board concluded that the advisory fee for Leland PE was not unreasonable.

Leland VC—The Board noted that GHF’s 1.25% advisory fee for Leland VC was tied with the high of its Morningstar category and was the highest of its peer group. The Board noted that the 1.50% net expense ratio was highest among its peer group, but lower than the 2.03% Morningstar category high. The Board discussed that because the funds in the peer group were not 100% analogous to Leland VC, the statistics for the peer group were only somewhat helpful. They also considered the Morningstar Category (Large Growth) to be less helpful due to the disparate nature of the funds in the category. The Board discussed GHF’s explanation that its advisory fee was reasonable because it used a replication strategy involving derivatives which added to the complexity and cost of managing Leland VC. Given these considerations, the Board concluded that the advisory fee for Leland VC was not unreasonable.

Economies of Scale. The Board discussed the size of each of Leland AO, Leland PE and Leland VC and their prospects for growth, concluding that none had achieved meaningful economies of scale to justify breakpoints. The Board noted that GHF agreed to discuss the implementation of breakpoints when GHF achieved material economies of scale related to any of the aforementioned Funds. The Board agreed to monitor and revisit the issue at the appropriate time.

Profitability. The Board reviewed GHF’s profitability analyses in connection with its management of Leland AO, Leland PE and Leland VC, and acknowledged that GHF was managing each of the aforementioned Funds at a loss. The Board concluded, therefore, that GHF’s profitability was not excessive.

LELAND FUNDS
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
September 30, 2018

Conclusion. Having requested and reviewed such information from GHF as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreements, and as assisted by the advice of independent counsel, the Board concluded that the advisory fee structures for each of Leland AO, Leland PE and Leland VC were reasonable, and that renewal of the Advisory Agreements was in the best interests of the aforementioned Funds and their respective shareholders.

*	Due to timing of the contract approval schedule, these deliberations may or may not relate to the current performance results of the Funds.

LELAND FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2018

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees. The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. The address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 unless otherwise noted.

Independent Trustees
Name, Address, Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen In The Fund Complex*	Other Directorships Held During Past 5 Years**
James U. Jensen 1944	Trustee	Since February 2012, Indefinite	Chief Executive Officer, ClearWater Law & Governance Group, LLC (an operating board governance consulting company) (since 2004).	[ 6 ]	Northern Lights Fund Trust III (for series not affiliated with the Funds since 2012); Wasatch Funds Trust, (since 1986); University of Utah Research Foundation (April 2000 to May 2018); Agricon Global Corporation, formerly Bayhill Capital Corporation (large scale farming in Ghana, West Africa) (October 2009 to June 2014).
Patricia Luscombe 1961	Trustee	Since January 2015, Indefinite	Managing Director of the Valuations & Opinions Group, Lincoln International LLC (since August 2007).	[ 6 ]	Northern Lights Fund Trust III (for series not affiliated with the Funds since 2015); Monetta Mutual Funds (since November 2015).
John V. Palancia 1954	Trustee, Chairman	Trustee, since February 2012, Indefinite; Chairman of the Board since May 2014	Retired (since 2011); Formerly, Director of Global Futures Operations Control, Merrill Lynch, Pierce, Fenner & Smith, Inc. (1975-2011).	[ 6 ]	Northern Lights Fund Trust III (for series not affiliated with the Funds since 2012); Northern Lights Fund Trust (since 2011); Northern Lights Variable Trust (since 2011); Alternative Strategies Fund (since 2012).
Mark H. Taylor 1964	Trustee, Chairman of the Audit Committee	Since February 2012, Indefinite	Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); Vice President- Finance, American Accounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-15). AICPA Auditing Standards Board Member (2009-2012). Former Academic Fellow, United States Securities and Exchange Commission (2005-2006).	[ 6 ]	Northern Lights Fund Trust III (for series not affiliated with the Funds since 2012); Northern Lights Fund Trust (since 2007); Northern Lights Variable Trust (since 2007); Alternative Strategies Fund (since June 2010).
Jeffery D. Young 1956	Trustee	Since January 2015, Indefinite	Co-owner and Vice President, Latin America Agriculture Development Corp. (since May 2015); Formerly Asst. Vice President - Transportation Systems, Union Pacific Railroad Company (June 1976 to April 2014); President, Celeritas Rail Consulting (since June 2014).	[ 6 ]	Northern Lights Fund Trust III (for series not affiliated with the Funds since 2015); PS Technology, Inc. (2010-2013).

*	As of September 30, 2018, the Trust was comprised of 33 active portfolios managed by 15 unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds. The Funds d] not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

**	Only includes directorships held within the past 5 years in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934, or any company registered as an investment company under the 1940 Act.

9/30/18-NLFT III-v1

LELAND FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2018

Officers of the Trust

Name, Address, Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years
Richard Malinowski 80 Arkay Drive, Hauppauge, NY 11788 1983	President	Since August 2017, indefinite	Senior Vice President (since 2017), Vice President and Counsel (2015-2016) and Assistant Vice President (2012–2015), Gemini Fund Services, LLC; Vice President and Manager, BNY Mellon Investment Servicing (US), Inc., (2011- 2012).
Brian Curley 80 Arkay Drive, Hauppauge, NY 11788 1970	Treasurer	Since February 2013, indefinite	Vice President, Gemini Fund Services, LLC (since 2015), Assistant Vice President, Gemini Fund Services, LLC (2012-2014); Senior Controller of Fund Treasury, The Goldman Sachs Group, Inc. (2008-2012); Senior Associate of Fund Administration, Morgan Stanley (1999-2008).
Eric Kane 80 Arkay Drive, Hauppauge, NY 11788 1981	Secretary	Since November 2013, indefinite	Vice President and Counsel, Gemini Fund Services, LLC (since 2017), Assistant Vice President, Gemini Fund Services, LLC (2014-2017), Staff Attorney, Gemini Fund Services, LLC (2013-2014), Law Clerk, Gemini Fund Services, LLC (2009-2013), Legal Intern, NASDAQ OMX (2011), Hedge Fund Administrator, Gemini Fund Services, LLC (2008), Mutual Fund Accountant/Corporate Action Specialist, Gemini Fund Services, LLC (2006- 2008).
William Kimme 1962	Chief Compliance Officer	Since February 2012, indefinite	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2011); Due Diligence and Compliance Consultant, Mick & Associates (2009-2011); Assistant Director, FINRA (2000-2009).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-270-2848.

9/30/18-NLFT III-v1

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST III

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST III DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡         Social Security number and income

¡         assets, account transfers and transaction history

¡         investment experience and risk tolerance

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust III chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust III share?	Can you limit this sharing?
For our everyday business purposes– such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes– to offer our products and services to you	NO	We don’t share.
For joint marketing with other financial companies	NO	We don’t share.
For our affiliates’ everyday business purposes–information about your transactions and experiences	NO	We don’t share.
For our affiliates’ everyday business purposes–information about your creditworthiness	NO	We don’t share.
For our affiliates to market to you	NO	We don’t share.
For nonaffiliates to market to you	NO	We don’t share.

Questions?	Call 1-888-339-4230

What we do
How does Northern Lights Fund Trust III protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust III collect my personal information?

We collect your personal information, for example, when you

¡        open an account or give us contact information

¡        provide account information or give us your income information

¡        make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡        sharing for affiliates’ everyday business purposes—information about your creditworthiness

¡         affiliates from using your information to market to you

¡         sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ Northern Lights Fund Trust III does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ Northern Lights Fund Trust III does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ Northern Lights Fund Trust III does not jointly market.

PROXY VOTING POLICY

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling 1-877-270-2848 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds file, or their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-877-270-2848.

INVESTMENT ADVISOR
Good Harbor Financial, LLC
155 N. Wacker Drive, Suite 1850
Chicago, IL 60606

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, NY 11788

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The Registrant’s board of trustees has determined that Mark H. Taylor is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Taylor is independent for purposes of this Item 3.

(a)(2) Not applicable.

(a)(3)   In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction.   At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity.   The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2018

Leland Currency Strategy Fund - $16,000

Leland Real Asset Opportunities Fund - $13,500

Leland Thomson Reuters Private Equity Index Fund - $14,500

Leland Thomson Reuters Venture Capital Index Fund - $15,000

2017

Leland Currency Strategy Fund - $16,000

Leland Real Asset Opportunities Fund - $13,500

Leland Thomson Reuters Private Equity Index Fund - $14,500

Leland Thomson Reuters Venture Capital Index Fund - $15,000

(b)	Audit-Related Fees

2018 – None

2017 – None

(c)	Tax Fees

2018

Leland Currency Strategy Fund - $3,500

Leland Real Asset Opportunities - $3,000

Leland Thomson Reuters Private Equity Index Fund - $3,000

Leland Thomson Reuters Venture Capital Index Fund - $3,000

2017

Leland Currency Strategy Fund - $3,500

Leland Real Asset Opportunities Fund - $3,000

Leland Thomson Reuters Private Equity Index Fund - $3,000

Leland Thomson Reuters Venture Capital Index Fund - $3,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2018 - None

2017 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2018	2017
Audit-Related Fees:	0.00%	0.00%
Tax Fees:	0.00%	0.00%
All Other Fees:	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2018 - $0

2017 - $0

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust III

By (Signature and Title)

*/s/ Rich Malinowski

Rich Malinowski, Principal Executive Officer/President

Date 12/7/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

*/s/ Rich Malinowski

Rich Malinowski, Principal Executive Officer/President

Date 12/7/2018

By (Signature and Title)

/s/ Brian Curley

Brian Curley, Principal Financial Officer/Treasurer

Date 12/7/2018